--------------------------------------------------------------------------------
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                  Chase Vista
                                  Equity Funds
                                  SEMI-ANNUAL REPORT


GROWTH AND INCOME
FUND

CAPITAL GROWTH FUND

EQUITY INCOME FUND

SMALL CAP
OPPORTUNITIES FUND

FOCUS FUND




                            [CHASE VISTA FUND LOGO]

                                                                     SAEQ2-3-699

                                   Highlights


U.S. equity markets advanced despite significant market volatility during the period.

o The stock market posted solid investment results, ignited by generally favorable economic conditions and good corporate earnings.

o Early in the period, the Federal Reserve Board reduced short-term interest rates for the third time in as many months.

o Large cap stocks posted solid investment results, though small stocks showed signs of rebounding thanks to their superior growth prospects and attractive valuations.

--------------------------------------------------------------------------------
                                    CONTENTS
--------------------------------------------------------------------------------


Chairman's Letter                                                        3

Chase Vista Growth and Income Fund
  Fund Commentary                                                        4

Chase Vista Capital Growth Fund
  Fund Commentary                                                        9

Chase Vista Equity Income Fund
  Fund Commentary o Portfolio of Investments                            14

Chase Vista Small Cap Opportunities Fund
  Fund Commentary o Portfolio of Investments                            24

Chase Vista Focus Fund
  Fund Commentary o Portfolio of Investments                            35

Chase Vista Funds
  Financial Statements o Notes to
  Financial Statements o Financial Highlights                           42

Portfolios
  Portfolio of Investments o Financial
  Statements o Notes to Financial
  Statements o Financial Highlights                                     67

--------------------------------------------------------------------------------
INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE
   CHASE MANHATTAN BANK, AND THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN MUTUAL FUNDS
    INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

                               Chase Vista Funds
                               Chairman's Letter

                                                                    June 1, 1999
Dear Shareholder:

We are pleased to present this semi-annual report for the following Chase Vista U.S. Equity Funds for the six-month period ended April 30, 1999:

  o Growth and Income Fund           o Equity Income Fund
  o Capital Growth Fund              o Small Cap Opportunities Fund


Equities Advance As Economy Shows Strength

Stocks posted solid investment results, as fears of a global economic downturn waned and domestic market conditions remained positive.

The period began with investors showing optimism for stocks on the heels of the Federal Reserve Board's decision to cut interest rates in November, its third rate cut in as many months. In this environment, large and secondary stocks posted solid returns, which carried the stock market to a double-digit percentage gain for the calendar year and its best consecutive four-year period in stock market history.

As 1999 began, investors were concerned that the strength of the U.S. economy coupled with diminishing fears over a global economic slowdown would cause interest rates to rise. However, worries over Brazil's fiscal and currency problems dashed those concerns, enabling domestic equities to continue their advance.

In February, equities gave back some of those gains, as Brazil's troubles subsided and a steady stream of stronger-than-expected economic data caused interest rates to rise markedly. Included among these reports were the lowest unemployment rate since the 1960s, the best consumer confidence figures ever released by the Conference Board and a Gross Domestic Product (GDP) report for the fourth quarter of 1998 that was the best in two years.

Interest rates retreated in March, helping U.S. equity markets rebound. Good corporate earnings and strong cash flows into mutual funds also bolstered stock prices. On March 30, the Dow Jones Industrial Average closed above the 10,000 level for the first time ever. In April, stocks continued to climb, with value stocks posting some of the strongest gains. A spike in interest rates on the final day of the month, due to a stronger-than-expected first-quarter GDP report, did little to impact equities' solid performance for the period.

Sincerely yours,

/s/ Fergus Reid
--------------------

Fergus Reid
Chairman

                        Chase Vista Growth & Income Fund

                              as of April 30, 1999
                                   (unaudited)


Fund Facts

            Objective      Capital growth plus current income

  Primary investments      Common stocks

 Suggested investment
           time frame      Mid- to Long-Term

     Market benchmark      S&P 500 Index

 Lipper Funds category     Growth & Income Funds Average

                           Class A            Class B          Class C        Class I
                           -------            -------          -------        -------

        Inception date     9/23/87            11/4/93          1/2/98         1/25/96

      Newspaper symbol     Gro Inc            Gro Inc          Gro Inc        Gro Inc

            Net assets     $1,578.6 Million   $598.2 Million   $8.8 Million   $32.5 Million


Investment Style/Market Cap Graphic


[9-Block Graphic]

              Value      Blend       Growth
              -----      -----       ------
Large          X

Med.

Small

[End Graphic]

                        Chase Vista Growth & Income Fund

                              as of April 30, 1999
                                   (unaudited)


How the Fund Performed

Chase Vista Growth and Income Fund, which seeks capital appreciation and current income by investing primarily in common stocks, had a total return of 16.17% (Class A shares, without sales charges) for the six-month period ended April 30, 1999.


How the Fund Was Managed

The Fund benefited from a favorable environment for equities, highlighted by good corporate earnings and rising consumer confidence. Technology stocks contributed positively to performance throughout much of the period, despite some volatility.

Early in the period, our exposure to media stocks proved rewarding. These securities registered good investment returns as fears of a global economic slowdown waned following the Federal Reserve Board's third interest-rate cut in as many months last November. The Fund came under pressure in February because of rising interest rates. The Fund's defensive stocks helped performance during this juncture.

In January and March, the Fund enjoyed good returns from consumer cyclicals, as investors rotated out of high growth, high multiple stocks and into undervalued stocks. Dayton Hudson and Mirage were among our top performers in this group. Technology stocks, such as EMC Corp. and Qualcomm, also contributed positively to our results during this period. In March, Fund management reduced its exposure to technology as valuations and positive sentiment indicators reached extreme levels.

Early in 1999, a seasonal rally in industrial cyclicals, such as capital goods and basic materials, benefited shareholders. The rise in prices was due to a robust U.S. economy and investor optimism over improving economic conditions in Asia. During this period, we added Allied Signal, Burlington Resources and Boeing. The Fund's investment in energy stocks also proved rewarding, as these stocks rallied due to higher oil prices. Finally, the Fund's exposure to mid-cap stocks contributed positively to performance as the period came to a close.


Where the Fund May Be Headed

Given the improving landscape for corporate earnings in 1999, we expect the backdrop to remain positive for the stock market for the remainder of 1999. We remain especially optimistic on the prospects for secondary stocks. The performance of these stocks are beginning to show marked improvement, as investors have gravitated toward them due to their attractive valuations and high relative growth rates. We intend to use further market downturns as opportunities to increase our exposure in select holdings and establish new positions in companies that meet our strict investment criteria. As always, we will continue to focus on those high-quality securities of well-managed companies with superior growth prospects compared to the market.

                        Chase Vista Growth & Income Fund

                              as of April 30, 1999
                                   (unaudited)


How Much of the Fund Was Invested

[PIE CHART]

Cash/Other                                                 (0.04%)
Investments                                               (99.96%)


What the Growth & Income Portfolio Invested In
Percentage of Total Portfolio Investments

[PIE CHART]

Basic Materials                                             (7.1%)
Capital Goods                                               (9.4%)
Consumer Cyclical                                          (19.3%)
Consumer Staples                                            (2.5%)
Energy                                                      (9.8%)
Financial                                                  (16.4%)
Health Care                                                 (7.8%)
Real Estate Investment Trust                                (2.0%)
Technology                                                  (9.9%)
Transportation                                              (1.9%)
Utilities                                                  (13.9%)


Top Ten Equity Holdings of the Portfolio

1. Waste Management, Inc. (1.68%) Provides waste management services. The Company operates throughout the United States. The Company serves municipal, commercial, industrial, and residential customers.

2. Coastal Corp. (1.62%) Gathers, markets, processes, stores, and transmits gas, as well as refines, markets, and distributes petroleum and chemicals.

3. Ingersoll-Rand Co. (1.55%) Manufactures construction machinery and industrial equipment. The Company's products include air compressors, tools, pumps, bearings and automotive components.

4. Pharmacia & Upjohn, Inc. (1.49%) A research-based pharmaceutical company. The Company manufactures and markets health care and related products worldwide.

5. Halliburton Company (1.48%) Provides energy services and engineering and construction services, as well as manufactures products for the energy industry.

6. Ford Motor Co. (1.27%) Manufactures and sells automobiles, trucks, and related parts and accessories around the world.

7. Allied-Signal, Inc. (1.26%) Manufactures aerospace and automotive products and engineered materials. The Company's products include chemicals, fibers, plastics, and advance materials.

8. HEALTHSOUTH Corp. (1.26%) Provides outpatient surgery and rehabilitative healthcare services. The Company operates a network of inpatient and outpatient rehabilitation facilities such as outpatient surgery centers, diagnostic centers, and occupational health centers.

9. Royal Dutch Petroleum Co. (1.26%) Involved in all phases of the petroleum and petrochemicals industries from exploration to final processing, delivery and marketing.

10. Bank America Corp. (1.22%) Provides diverse financial products and services to individuals, businesses, government agencies, and financial institutions throughout the world.

Top 10 equity holdings comprised 14.09% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                        Chase Vista Growth & Income Fund

                              as of April 30, 1999
                                   (unaudited)

Average Annual Total Returns+

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                                                 Since
                                                                               Inception
                               1 Year          5 Years          10 Years       (9/23/87)
                               ------          -------          --------       ---------
Class A Shares
 Without Sales Charge          7.49%           18.80%           20.21%            22.42%
 With Sales Charge*            1.31%           17.40%           19.50%            21.80%

Class B Shares
 Without CDSC                  6.92%           18.20%           19.87%            22.12%
 With CDSC**                   2.13%           18.00%           19.87%            22.12%

Class C Shares
 Without CDSC                  6.96%           17.81%           19.68%            21.95%
 With CDSC***                  6.00%           17.81%           19.68%            21.95%

 Class I Shares                7.93%           19.10%           20.37%            22.56%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and a 0% CDSC for the period since inception.

*** Assumes 1% CDSC for the one year period and 0% thereafter.

+ The Fund commenced operations on 9/23/87. Class B Shares, Class C Shares and Class I Shares were introduced on 11/4/93, 1/2/98 and 1/25/96, respectively. Investors should note that the information presented for Class B, Class C and Class I Shares prior to their introduction is based on historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares and Class C Shares and higher than Class I Shares.

                        Chase Vista Growth & Income Fund

                              as of April 30, 1999
                                   (unaudited)


10-Year Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Growth & Income Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

[MOUNTAIN CHART]
[PLOT POINTS]

        Chase     Lipper
        Vista     Growth
        Growth    &
        and       Income      S&P
        Income    Funds       500
        Fund      Avg.        Index
1989    9425      10000       10000
1990    12799.2   10632.8     11052.8
1991    16645.4   12211.7     12995.8
1992    21011.8   13968.5     14814.7
1993    24069.5   15377.4     16182.3
1994    25109.1   16371.1     17044
1995    27352.3   18350.5     20012.7
1996    34321.3   23316.6     26050.6
1997    40061.7   27427.8     32589.8
1998    55273.3   37361.5     45968.3
1999    59411.5   41282       55994.8


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista Growth & Income Fund, the Lipper Growth & Income Funds Average and the Standard & Poor's 500 Index from April 30, 1989 to April 30, 1999. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Lipper Growth & Income Funds Average represents the average performance of a universe of 718 actively managed growth and income funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Standard and Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

                         Chase Vista Capital Growth Fund

                              as of April 30, 1999
                                   (unaudited)

Fund Facts


               Objective     Capital growth

     Primary investments     Mid-size common stocks

    Suggested investment
              time frame     Long-Term

        Market benchmark     Russell 2000 Index

   Lipper Funds category     Mid-Cap Funds Average

                             Class A          Class B          Class C        Class I
                             --------         -------          -------        -------

          Inception date     9/23/87          11/4/93          1/2/98         1/25/96

        Newspaper symbol     Cap Gro          Cap Gro          Cap Gro        Cap Gro

              Net assets     $649.7 Million   $386.3 Million   $5.5 Million   $41.7 Million


Investment Style/Market Cap Graphic


[9-Block Graphic]

              Value      Blend       Growth
              -----      -----       ------
Large

Med.           X

Small

[End Graphic]

                         Chase Vista Capital Growth Fund

                              as of April 30, 1999
                                   (unaudited)


How the Fund Performed

Chase Vista Capital Growth Fund, which seeks to provide capital growth through a portfolio of common stocks of mid-sized companies, had a total return of 11.50% (Class A shares, without sales charges) for the six-month period ended April 30, 1999.


How the Fund Was Managed

Superior stock selection and a general upturn in stock prices ignited by good corporate earnings were largely responsible for the Fund's investment results. Stocks also benefited from improving economic conditions as worries over the state of the global economy diminished significantly.

Early in the period, the Fund enjoyed solid performance from its exposure to technology stocks, as these securities recorded strong investment returns. Financial stocks were positive contributors, as well. Improving economic conditions and a stable interest rate environment were the main reasons for their good relative performance.

Technology stocks delivered good investment results for shareholders in January and March. However, these stocks, like many others, came under pressure in February due to higher interest rates brought on by robust economic data. Earnings concerns for personal computer makers also weighed heavily on the sector.

The Fund's emphasis on value stocks bolstered performance in April, as investors stepped up their exposure to these securities. Consumer stocks in the cable and retailing areas performed particularly well during this period thanks to a sharp increase in consumer confidence.

Fund management's strategy of increasing its exposure to energy stocks when those stocks were battered down last year proved rewarding to shareholders. Energy stocks turned in solid gains thanks to higher oil prices. Fueling the rise was an accord reached by Middle-East oil ministers to keep crude supplies under control.


Where the Fund May Be Headed

Looking ahead, we remain positive on equities and the types of stocks represented in the portfolio. Secondary stocks are attractively valued and have stronger earnings growth rates compared to the market. We are especially optimistic about the prospects for value stocks due to the increased interest investors have been showing these securities recently. Moreover, the fundamentals of these stocks, despite their recent rally, are still very positive. Given the fact that the longest economic expansion in this half century could begin to slow later this year, however, stock selection will play an important role in delivering good investment results in the months ahead.

                         Chase Vista Capital Growth Fund

                              as of April 30, 1999
                                   (unaudited)


How Much of the Fund Was Invested

[PIE CHART]
[PLOT POINTS]

Cash/Other                               (0.03%)
Investments                             (99.97%)


What the Capital Growth Portfolio Invested In
Percentage of Total Portfolio Investments

[PIE CHART]
[PLOT POINTS]

Basic Materials                          (3.9%)
Capital Goods                           (10.5%)
Consumer Cyclical                       (39.9%)
Energy                                   (1.2%)
Financial                               (14.6%)
Health Care                              (5.2%)
Other                                    (1.4%)
Real Estate Investment Trust             (1.2%)
Technology                              (16.6%)
Utilities                                (5.5%)


Top Ten Equity Holdings of the Portfolio

1. AT&T Corp. (5.99%) Offers communication services and products. The Company provides voice, data, and video telecommunication services to consumers, large and small businesses and government entities.

2. American Management Systems, Inc. (2.99%) Provides a range of consulting services. Services include business re-engineering, change management, systems integration, and systems development and implementation.

3. Park Place Entertainment Corp. (2.96%) The Company operates gaming markets in the United States.

4. Trigon Healthcare, Inc. (2.17%) A managed healthcare company that offers a diversified mix of products. The Company offers health maintenance organizations, preferred provider organizations, point of service, and traditional indemnity products.

5. Office Depot, Inc. (2.01%) The Company sells branded merchandise and provides value-added business services primarily to small and medium-sized businesses and the home office market.


6. Zions Bancorporation (1.99%) Operates full-service banking offices. The company also offers a comprehensive array of investment, mortgage, insurance, and electronic commerce services.

7. Shaw Industries, Inc. (1.96%) Manufactures and sells carpeting and rugs and other flooring products and provides installation and the other services through its commercial dealers.

8. CMS Energy Corp. (1.91%) Provides energy services and develops, owns and operates energy facilities around the world. The Company is involved in electric and gas utility operations, electric power operations and oil and gas exploration.

9. Altera Corp. (1.90%) Designs, manufactures and markets programmable logic devices associated development tools. Programmable logic devices are semiconductor integrated circuits that offer on-site programmability to customers.

10. Ambac Financial Group Inc. (1.87%) Provides financial guarantee insurance and financial management services. The Company provides investment agreements, interest rate swaps and investment management advisory.

Top 10 equity holdings comprised 25.75% the Portfolio's market value of the investments. Portfolio holdings are subject to change at any time.

                         Chase Vista Capital Growth Fund

                              as of April 30, 1999
                                   (unaudited)


Average Annual Total Returns+

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                                                  Since
                                                                                Inception
                                 1 Year        5 Years          10 Years       (9/23/87)
                                --------       --------         --------       ----------
Class A Shares
 Without Sales Charge           -8.06%         14.41%           17.04%            19.04%
 With Sales Charge*            -13.35%         13.07%           16.35%            18.43%

Class B Shares
 Without CDSC                   -8.51%         13.86%           16.73%            18.76%
 With CDSC**                   -12.66%         13.62%           16.73%            18.76%

Class C Shares
 Without CDSC                   -8.44%         13.68%           16.64%            18.69%
 With CDSC***                   -9.27%         13.68%           16.64%            18.69%

Class I Shares                  -7.71%         14.70%           17.19%            19.17%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

* Sales charge for Class A Shares is 5.75%.

** Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and a 0% CDSC for the period since inception.

*** Assumes 1% CDSC for the one year period and 0% thereafter.

+ The Fund commenced operations on 9/23/87. Class B Shares, Class C Shares and Class I Shares were introduced on 11/4/93, 1/2/98 and 1/25/96, respectively. Investors should note that the information presented for Class B, Class C and Class I Shares prior to their introduction is based on historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares and Class C Shares and higher than Class I Shares.

                         Chase Vista Capital Growth Fund

                              as of April 30, 1999
                                   (unaudited)


10-Year Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Capital Growth Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

[MOUNTAIN CHART]
[PLOT POINTS]

        Chase
        Vista     Lipper
        Capital   Mid-Cap     Russell
        Growth    Funds       2000
        Fund      Avg.        Index
1989    9425      10000       10000
1990    10345.9   10751.2     9778.88
1991    12238.5   13095.3     10775
1992    17165.3   15452.8     12613
1993    20264.1   17251.3     14601.5
1994    23208.3   19540.1     16757.8
1995    24883.7   21557       17969.2
1996    30897.2   29179.6     23908.7
1997    34346     29227       23923.7
1998    49494.8   41673.3     34066.3
1999    45504.6   43144.9     30912.2

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista Capital Growth Fund, the Lipper Mid-Cap Funds Average and the Russell 2000 Index from April 30, 1989 to April 30, 1999. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Lipper Mid-Cap Funds Average represents the average performance of a universe of 298 actively managed mid-cap funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Russell 2000 Index tracks the shares of 2,000 small-capitalization companies. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

                         Chase Vista Equity Income Fund

                              as of April 30, 1999
                                   (unaudited)


Fund Facts

                   Objective         Current income plus capital growth

         Primary investments         Common stocks

 Suggested investment time frame     Mid- to Long-Term

                Market benchmark     S&P 500 Index

           Lipper Funds category     Equity Income Funds Average

                                     Class A         Class B         Class C
                                     -------         -------         -------

                  Inception date     7/15/93         5/7/96          1/8/98

                Newspaper symbol     Eq Inc          Not listed      Not listed

                      Net assets     $90.3 Million   $30.8 Million   $6.7 Million

Investment Style/Market Cap Graphic


[9-Block Graphic]

              Value      Blend       Growth
              -----      -----       ------
Large          X

Med.

Small

[End Graphic]

                         Chase Vista Equity Income Fund

                              as of April 30, 1999
                                   (unaudited)


How the Fund Performed

Chase Vista Equity Income Fund, which seeks to provide current income plus opportunities for capital growth by investing primarily in income-producing securities, had a total return of 15.72% (Class A shares, without sales charges) for the six-month period ended April 30, 1999.


How the Fund Was Managed

Exposure to real estate investment trusts (REITs) proved rewarding to shareholders, as these stocks registered solid gains in early 1999. The rally was ignited by increasing interest in value-oriented securities and the fact that a leading pension plan raised its exposure to these securities.

The Fund's financial stocks were beneficiaries of increased merger and acquisition activity within the financial services sector, good corporate earnings for many high profile financial companies and a generally favorable interest-rate environment. American Express and Freddie Mac were among the Fund's top performers in this sector.

Management's decision to purchase energy stocks last year when these stocks came under pressure also benefited shareholders. Energy stocks rallied early in 1999 following a decision by Mideast oil ministers to limit oil supplies. This caused the price of oil, and thus, the profit margins of oil companies, to rise markedly during the period.

In addition, the Fund benefited from its exposure to consumer cyclicals, such as housing, retail and automotive stocks, which performed relatively well late in the period as investors rotated out of high growth, high multiple stocks and into attractively priced, value stocks. Sunstrand Corp., one of our largest holdings in the capital goods areas, received a takeover from United Technologies during the period.


Where the Fund May Be Headed

Looking ahead, we remain optimistic about the potential of the types of securities currently represented in the Fund. Given this backdrop, we intend to use any further weakness in the market as an opportunity to increase our investment in stocks that we already own and establish new positions in companies that meet our strict criteria for investment. Since we believe that the economy will slow later this year, we intend to maintain our exposure to defensive stocks, such as utilities and REITs, which are likely to perform relatively well in a less robust economic environment. In keeping with our long-term investment strategy, we will continue to focus on fundamentally sound, well-managed companies with attractive valuations compared to the market.

                         Chase Vista Equity Income Fund

                              as of April 30, 1999
                                   (unaudited)


How Much of the Fund Was Invested

[PIE CHART]

Cash/Other                                                 (1.30%)
Investments                                               (98.70%)


What the Fund Invested In
Percentage of Total Portfolio Investments

[PIE CHART]

Basic Materials                                           (10.7%)
Capital Goods                                             (10.4%)
Consumer Cyclical                                         (15.1%)
Consumer Staples                                           (1.1%)
Energy                                                     (8.9%)
Financial                                                 (16.2%)
Health Care                                                (6.4%)
Real Estate Investment Trust                               (7.7%)
Technology                                                 (7.7%)
Utilities                                                 (15.8%)


Top Ten Equity Holdings

1. Exxon Corp. (4.03%) Explores for and produces crude oil and natural gas, manufactures petroleum products and transports and sells crude oil.

2. Freddie Mac (3.14%) Supplies lenders with the money to make mortgages and packages the mortgages into marketable securities.

3. General Dynamics Corp. (2.81%) Manufactures and supplies defense systems to the United States government and its allies. The Company conducts business in the marine systems, combat systems, and information systems and technology industries.

4. Equity Residential Properties Trust (2.57%) A self-administered and self-managed real estate investment trust. The company owns and operates multifamily properties containing apartment units.

5. BP Amoco PLC (2.53%) Explores for and produces oil and natural gas. Refines, markets, and supplies petroleum products and manufactures and markets chemicals.

6. K-Mart Financing Inc. (2.51%) An international retailer that operates Kmart, Big Kmart and Super Kmart Stores. The company offers products ranging from apparel to home improvement and health and beauty care.

7. Bank One Corp. (2.27%) Provides a full range of consumer and commercial banking-related financial services. The Company is also involved in credit card and merchant processing.

8. SBC Communication, Inc. (2.24%) A telecommunications company with wireless customers across the United States, as well as investments in telecommunications businesses internationally.

9. McDermott International, Inc. (2.23%) A worldwide energy services company. The Company manufactures steam-generating equipment, environmental equipment, and products for the U.S. government.

10. Tyco International Ltd. (2.19%) A diversified manufacturing and service company. The Company manufactures and installs fire protection systems, provides electronic security devices and manufactures flow control valves.

Top 10 equity holdings comprised 26.52% of Fund's market value of investments. Fund holdings are subject to change at any time.

                         Chase Vista Equity Income Fund

                              as of April 30, 1999
                                   (unaudited)


Average Annual Total Returns+

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                                       Since
                                                                     Inception
                                1 Year             5 Years           (7/15/93)
                                ------             -------           ---------
Class A Shares
 Without Sales Charge            9.08%             20.99%             18.29%
 With Sales Charge*              2.81%             19.57%             17.08%

Class B Shares
 Without CDSC                    8.55%             20.56%             17.92%
 With CDSC**                     3.55%             20.37%             17.85%

Class C Shares
 Without CDSC                    8.53%             20.58%             17.94%
 With CDSC***                    7.53%             20.58%             17.94%


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

Certain fees on the Fund were waived during the periods shown. Had they not been waived, returns would have been lower.

* Sales charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period, and a 1% CDSC for the period since inception.

*** Assumes 1% CDSC for the one year period and 0% thereafter.

+ The Fund commenced operations on 7/15/93. Class B Shares and Class C Shares were introduced on 5/7/96 and 1/8/98, respectively. Investors should note that the information presented for Class B and Class C Shares prior to their introduction is based on historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares and Class C Shares.

                         Chase Vista Equity Income Fund

                              as of April 30, 1999
                                   (unaudited)


Life of Fund Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Equity Income Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

[MOUNTAIN CHART]
[PLOT POINTS]

        Chase                 Lipper
        Vista                 Equity
        Equity    S&P         Income
        Income    500         Funds
        Fund      Index       Avg.
1993    9425      10000       10000
1994    9564.18   10270       10236.3
1995    10261.1   12058.8     11340.5
1996    13774.1   15697       14179.2
1997    16908     19637.2     16632.9
1998    22732.9   27698.6     22347.8
1999    24797.2   33740.1     24002.4


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista Equity Income Fund, the Lipper Equity Income Funds Average and the S&P 500 Index from July 15, 1993 to April 30, 1999. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

Certain fees on the Fund were waived during the periods shown. Had they not been waived, returns would have been lower.

The Lipper Equity Income Funds Average represents the average performance of a universe of 210 actively managed equity income funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Standard & Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest directly in the index.

Chase Vista Equity Income Fund
Portfolio of Investments April 30, 1999 (unaudited)
(amounts in thousands)


Shares    Issuer                                 Value
-------------------------------------------------------
Long-Term Investments -- 100.4%
-------------------------------------------------------
          Common Stock -- 92.7%
          ---------------------
          Aerospace -- 6.0%
     30    Allied-Signal, Inc.                  $  1,763
     15    Boeing Co.                                609
     52    General Dynamics Corp.                  3,653
     24    Sundstrand Corp.                        1,700
                                                --------
                                                   7,725
                                                --------
          Automotive -- 3.0%
     12    DaimlerChrysler AG (Germany)            1,224
     40    Ford Motor Co.                          2,558
                                                --------
                                                   3,782
                                                --------
          Banking -- 7.7%
     30    Bank of America Corp.                   2,160
     25    Bank of New York Co., Inc.              1,000
     50    Bank One Corp.                          2,950
     18    Cullen/Frost Bankers, Inc.                971
     20    UnionBanCal Corp.                         683
     31    Zions Bancorporation                    2,035
                                                --------
                                                   9,799
                                                --------
          Chemicals -- 5.0%
     17    Dow Chemical Co.                        2,165
     20    E. I. Du Pont de Nemours and Co.        1,413
     25    Rohm & Haas Co.                         1,120
    120    Wellman Inc.                            1,718
                                                --------
                                                   6,416
                                                --------
          Computer Software -- 3.2%
     81    American Management Systems, Inc.*      2,784
     30    Computer Associates International       1,281
                                                --------
                                                   4,065
                                                --------
          Computers/Computer Hardware -- 1.1%
      7    International Business Machines
            Corp.                                  1,464
                                                --------
          Consumer Products -- 2.6%
     50    Fortune Brands, Inc.                    1,975
     40    Philip Morris Companies, Inc.           1,403
                                                --------
                                                   3,378
                                                --------

           See notes to financial statements.

Chase Vista Equity Income Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)


Shares    Issuer                                 Value
-------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------
          Diversified -- 2.2%
     35    Tyco International LTD (Bermuda)      $  2,844
                                                 --------
          Electronics/Electrical Equipment -- 2.6%
     20    Altera Corp.                             1,445
     11    ASM Lithography Holding NV
            (Netherlands)                             429
     13    Micron Technology, Inc.                    464
     10    Texas Instruments, Inc.                  1,021
                                                 --------
                                                    3,359
                                                 --------
          Entertainment/Leisure -- 2.1%
     43    AT&T Corp., Liberty Media Group,
           Ser. A*                                  2,731
                                                 --------
          Financial Services -- 6.3%
     30    Ambac Financial Group, Inc.              1,811
      6    American Express Co.                       784
     32    Associates First Capital Corp.,
            Class A                                 1,412
     65    Freddie Mac                              4,079
                                                 --------
                                                    8,086
                                                 --------
          Food/Beverage Products -- 1.1%
     30    Diageo PLC, ADR (United
            Kingdom)                                1,384
                                                 --------
          Health Care/Health Care Services -- 2.4%
      8    Cigna Corp.                                698
     50    Columbia/HCA Healthcare Corp.            1,234
     37    Trigon Healthcare, Inc.*                 1,175
                                                 --------
                                                    3,107
                                                 --------
          Insurance -- 0.8%
     21    Nationwide Financial Services, Inc.,
            Class A                                   960
                                                --------
          Machinery & Engineering Equipment -- 2.3%
    100    McDermott International, Inc.            2,900
                                                 --------
          Metals/Mining -- 3.2%
     44    Alcoa Inc.                               2,739
     20    RIO Tinto PLC (United Kingdom)           1,362
                                                 --------
                                                    4,101
                                                 --------


           See notes to financial statements.

Chase Vista Equity Income Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)


Shares     Issuer                                  Value
----------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------
           Oil & Gas -- 9.0%
    40      Baker Hughes Inc.                     $  1,195
    29      BP Amoco PLC                             3,282
    63      Exxon Corp.                              5,233
    30      Royal Dutch Petroleum Co., New
            York Registered Shares
             (Netherlands)                          1,761
                                                  --------
                                                    11,471
                                                  --------
           Paper/Forest Products -- 2.7%
    40      Weyerhaeuser Co.                         2,685
    15      Willamette Industries, Inc.                701
                                                  --------
                                                     3,386
                                                  --------
           Pharmaceuticals -- 4.1%
    20      American Home Products Corp.             1,220

    20      Glaxo Wellcome PLC (United
             Kingdom)                                1,165
    40      Pharmacia & Upjohn, Inc.                 2,240
    13      Schering-Plough Corp.                      628
                                                  --------
                                                     5,253
                                                  --------
           Real Estate Investment Trust -- 8.4%
    50      Beacon Capital Partners Inc.*              756
    60      Equity Office Properties Trust           1,654
    72      Equity Residential Properties Trust      3,330
    21      Healthcare Realty Trust, Inc.              458
    51      Manufactured Home Communities,
             Inc.                                    1,291
    91      Public Storage, Inc.                     2,537
    18      Spieker Properties, Inc.                   706
                                                  --------
                                                    10,732
                                                  --------
           Retailing -- 3.1%
    16      Dayton-Hudson Corp.                      1,077
    40      Kroger Co.*                              2,172
    15      Sears Roebuck & Co.                        690
                                                  --------
                                                     3,939
                                                  --------
           Telecommunications -- 8.7%
    44      Bell Atlantic Corp.                      2,535
    26      BellSouth Corp.                          1,163

           See notes to financial statements.

Chase Vista Equity Income Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)


Shares     Issuer                                     Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
     38     GTE Corp.                                $  2,544
     52     SBC Communications, Inc.                    2,912
     22     Telecomunicacoes Brasileiras SA,
             ADR, Preferred Block (Brazil)              2,006
     22     Telecomunicacoes Brasileiras SA,
            Telebras, ADR (Brazil)                          2
                                                     --------
                                                       11,162
                                                     --------
           Utilities -- 5.1%
     45     CMS Energy Corp.                            1,980
     30     DQE, Inc.                                   1,236
     25     Pinnacle West Capital Corp.                   970
     50     Texas Utilities Co.                         1,987
      9     Unicom Corp.                                  330
                                                     --------
                                                        6,503
                                                     --------
           Total Common Stock                         118,547
           (Cost $103,198)                           --------

           Preferred Stock -- 1.2%
           -----------------------
           Printing & Publishing -- 1.2%
     50     The News Corporation ADR,
             A Shares, $.11 (Australia)                 1,528
           (Cost $1,623)                             --------

           Convertible Preferred Stock -- 5.1%
           -----------------------------------
           Retailing -- 2.6%
     58     K-Mart Financing Inc., 7.75%,               3,259
                                                     --------
           Telecommunications -- 0.7%
      3     Viacom International (TCI Pacific),
             5.00%,                                       958
                                                     --------
           Utilities -- 1.8%
     19     Houston Industries, Inc., 7.00%,            2,242
                                                     --------
            Total Convertible Preferred Stock           6,459
            (Cost $5,291)                            --------


                       See notes to financial statements.

Chase Vista Equity Income Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)


Shares               Issuer                           Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
                Poison Pill Rights -- 0.0%
                -----------------------------------
                Banking -- 0.0%
       18        Cullen/Frost Bankers Inc., Expires
                  07/25/99                           $      0
                (Cost $0)                            --------

Principal
 Amount
                Convertible Corporate Notes & Bonds -- 1.4%
                -------------------------------------------
                Computer Software -- 0.6%
$     500        Comverse Technology, Inc. #,
                  4.50%, 07/01/05                         817
                                                     --------
                Environmental Services -- 0.8%
      750        Waste Management Inc., 4.00%,
                  02/01/02                              1,022
                                                     --------
                Total Convertible Corporate
                Notes & Bonds                           1,839
                (Cost $1,528)
-------------------------------------------------------------
                Total Long-Term Investments           128,373
                (Cost $111,640)
-------------------------------------------------------------
Short-Term Investments -- 1.1%
-------------------------------------------------------------
                Repurchase Agreement -- 1.1%
                ----------------------------
    1,401       Greenwich Capital Markets, Inc.,
                 4.93%, due 05/03/99, (Dated
                 04/30/99, Proceeds $1,402,
                 Secured by FHLMC Gold,
                 $1,425 at 6.50%, due 03/01/29;
                 Market Value $1,430)                   1,401
                 (Cost $1,401)
-------------------------------------------------------------
                Total Investments -- 101.50%         $129,774
                (Cost $113,041)
-------------------------------------------------------------

Index

* -- Non-income producing security.

# -- Security may only be sold to qualified institutional buyers.

ADR -- American Depositary Receipt.

FHLMC -- Federal Home Loan Mortgage Corp.


             See notes to financial statements.

                   Chase Vista Small Cap Opportunities Fund

                              as of April 30, 1999
                                  (unaudited)

Fund Facts


            Objective      Capital growth

  Primary investments      Small cap common stocks

 Suggested investment
           time frame      Long-Term

     Market benchmark      Russell 2000 Index

 Lipper Funds category     Small Company Growth Funds Average

                           Class A         Class B         Class C        Class I
                           -------         -------         -------        -------

        Inception date     5/19/97         5/19/97         1/8/98         4/6/99

      Newspaper symbol     SCapOp          SCapOp          SCapOp         SCapOp

            Net assets     $71.9 Million   $61.9 Million   $6.9 Million   $0.1 Million

Investment Style/Market Cap Graphic


[9-Block Graphic]

              Value      Blend       Growth
              -----      -----       ------
Large

Med.

Small                      X

[End Graphic]

                    Chase Vista Small Cap Opportunities Fund

                              as of April 30, 1999
                                   (unaudited)


How the Fund Performed

Chase Vista Small Cap Opportunities Fund, which seeks to provide capital growth by investing in small cap common stocks, had a cumulative total return of 13.68% (Class A shares, without sales charges) for the six-month period ended April 30, 1999.


How the Fund Was Managed

Superior stock selection and increasing investor enthusiasm for small stocks were largely responsible for the Fund's performance. A generally positive economic environment for equities, punctuated by high consumer confidence and benign inflation, also contributed positively to investment results.

Early in the period, the Fund enjoyed strong performance from its exposure to technology, most notably software and service stocks. These securities rallied thanks to good corporate earnings and diminishing fears over global economic concerns. In addition, health care stocks contributed positively to performance.

In the second half of the period, the Fund enjoyed good performance from several financial stocks, most notably National Community Bankcorp and Telebanc. Consumer cyclicals posted positive performance for the Fund late in the period, as investors increased their exposure to these securities in light of their attractive valuations. Specifically, the Fund enjoyed good performance from retailers Pacific Sunwear and Ames Department Stores. Gaming stocks Circus Circus and Station Casinos were standout performers, as well.

The Fund's strong performance was not without some volatility along the way. In February, for example, rising interest rates weighed heavily on some of the companies in the portfolio, most notably technology and health care stocks. Given our generally favorable long-term outlook for stocks in these sectors, we used the pullback to increase our exposure to select technology and health care issues. Strong performance by internet stocks, an area in which we are largely underweighted, also hindered performance.


Where the Fund May Be Headed

Looking ahead, our forecast for small stocks continues to be positive due to their attractive valuations and superior growth prospects relative to the market. In addition, the periodic spurts of strong performance by these securities in recent months suggest that the long-awaited change in leadership between large and small cap stocks may soon emerge. Small cap stocks have underperformed large caps for more than four years, a relatively long period of time by any measure in stock market history.

                    Chase Vista Small Cap Opportunities Fund

                              as of April 30, 1999
                                   (unaudited)

How Much of the Fund Was Invested

[PIE CHART]

Cash/Other                                           (2.26%)
Investments                                         (97.74%)


What the Fund Invested In
Percentage of Total Portfolio Investments

[PIE CHART]

Capital Goods                                         (3.7%)
Consumer Cyclical                                    (34.2%)
Consumer Staples                                      (1.0%)
Energy                                                (3.1%)
Financial                                            (15.8%)
Health Care                                          (12.6%)
Technology                                           (24.0%)
Transportation                                        (1.9%)
Utilities                                             (3.7%)


Top Ten Equity Holdings

1. Pinnacle Holdings Inc. (1.68%) Provides wireless communications rental tower space. The Company's customers include wireless communications providers, operators of private agencies and government agencies.

2. Microchip Technology, Inc. (1.62%) A supplier of field programmable eight-bit microcontrollers and related specialty memory products for high-volume embedded control applications.

3. American Management Systems, Inc. (1.59%) Provides a range of consulting services. Services include business re-engineering, change management, systems integration and systems development and integration.

4. TeleBanc Financial Corp. (1.48%) Provides financial products and services to customers in the US through the Internet, telephones, automated teller machines, facsimile and mail.

5. Pacific Sunwear of California (1.45%) Operates mall-based specialty retail chain of stores. The Company specializes in casual apparel, footwear, and related accessories catering to teenagers and young adults.

6. Waters Corp. (1.41%) Provides high-performance liquid chromatography products and services. The Company distributes its products worldwide to a wide range of industries such as pharmaceuticals, chemicals and environmental testing.

7. Covad Communications Group, Inc. (1.37%) Provides dedicated high-speed digital communications services using digital subscriber line technology to Internet service provider and enterprise customers.

8. Hooper Holmes, Inc. (1.36%) Provides medical and other underwriting information on insurance policy applicants to the life and health insurance industry.

9. Rent-Way, Inc. (1.36%) The Company rents brand name consumer merchandise such as home entertainment equipment, furniture, and major appliances on a week-to-week or month-to-month basis.

10. Pharmaceutical Product Development (1.35%) Provides global contract and consulting research and development services for the pharmaceutical and biotechnology industries.

Top 10 equity holdings comprised 14.67% of Fund's market value of investments. Fund holdings are subject to change at any time.

                    Chase Vista Small Cap Opportunities Fund

                              as of April 30, 1999
                                   (unaudited)


Average Annual Total Returns+

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                           Since
                                                          Inception
                                      1 Year              (5/19/97)
                                      ------              ---------
Class A Shares
 Without Sales Charge                 -8.26%                21.19%
 With Sales Charge*                  -13.54%                17.56%

Class B Shares
 Without CDSC                         -8.89%                20.37%
 With CDSC**                         -13.44%                18.64%

Class C Shares
 Without CDSC                         -8.89%                20.33%
 With CDSC***                         -9.81%                20.33%

 Class I Shares                       -8.20%                21.23%

27

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period and a 4% CDSC for the period since inception.

*** Assumes 1% CDSC for the one year period and 0% for the period since inception.

+ The Fund commenced operations on 5/19/97. Class A and B Shares were introduced on 5/19/97. Class C Shares were introduced on 1/8/98. Class I Shares were introduced on 4/6/99. Investors should note that the information presented for Class B, Class C and Class I Shares prior to their introduction is based on historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares and Class C Shares and higher than Class I Shares.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue chip" companies since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock.

                    Chase Vista Small Cap Opportunities Fund

                              as of April 30, 1999
                                   (unaudited)


Life of Fund Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Small Cap Opportunities Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.


[MOUNTAIN CHART]
[PLOT POINTS]

                            Lipper
        Chase               Small
        Vista               Company
        Small Cap           Growth      Russell
        Opportunities       Funds       2000
        Fund                Average     Index
1997    9425                10000       10000
1998    14186.7             13002.1     12814.6
1999    13014.2             11050.3     11628.1

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Shares of Chase Vista Small Cap Opportunities Fund, the Lipper Small Company Growth Funds Average and the Russell 2000 Index from May 19, 1997 to April 30, 1999. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

Certain fees on the Fund were waived during the periods shown. Had they not been waived, returns would have been lower.

The Lipper Small Company Growth Funds Average represents the average performance of a universe of 583 actively managed equity income funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Russell 2000 Index tracks the shares of 2,000 small capitalization companies. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest directly in the index.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments April 30, 1999 (unaudited)
(amounts in thousands)


Shares     Issuer                                 Value
--------------------------------------------------------
Long-Term Investments -- 95.3%
--------------------------------------------------------
           Common Stock -- 94.8%
           ---------------------
           Advertising -- 1.4%
     31     Lamar Advertising Co.*               $  1,051
     34     Outdoor Systems, Inc.*                    852
                                                 --------
                                                    1,903
                                                 --------
           Automotive -- 3.1%
     50     Dura Automotive Systems, Inc.*          1,431
     35     O'Reilly Automotive, Inc.*              1,601
     60     Tower Automotive, Inc.*                 1,380
                                                 --------
                                                    4,412
                                                 --------
           Banking -- 5.3%
     10     Cullen/Frost Bankers, Inc.                539
     50     Investors Financial Services Corp.      1,819
     50     National Commerce Bancorporation        1,250
     20     TeleBanc Financial Corp.*               2,073
     19     U.S. Trust Corp.                        1,736
                                                 --------
                                                    7,417
                                                 --------
           Broadcasting -- 1.1%
     14     Heftel Broadcasting Corp.*                772
     22     Westwood One, Inc.*                       767
                                                 --------
                                                    1,539
                                                 --------
           Business Services -- 13.5%
     22     Abacus Direct Corp.*                    1,628
     40     Affiliated Computer Services, Inc.,
            Class A*                                1,530
     25     Career Education Corp.*                   837
     30     DeVRY, Inc.*                              791
     40     ITT Educational Services, Inc.*           982
     25     Lason Holdings, Inc.*                     989
     68     Maximus, Inc.*                          1,755
     61     Metzler Group, Inc.*                    1,700
     35     NCO Group, Inc.*                        1,147
     50     Nielsen Media Research, Inc.*           1,369
     61     NOVA Corp. of Georgia*                  1,584
     15     Professional Detailing, Inc.*             431
     45     Quanta Services Inc.*                   1,297
      8     Razorfish Inc.*                           348

            See notes to financial statements.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)


Shares     Issuer                                Value
---------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------
     43     Rental Service Corp.*               $    975
     55     United Rentals, Inc.*                  1,625
                                                --------
                                                  18,988
                                                --------
           Computer Software -- 8.9%
     25     Advantage Learning Systems, Inc.*        659
     65     American Management Systems,
             Inc.*                                 2,234
     43     CSG Systems International, Inc.*       1,642
     40     Integrated Systems, Inc.*                545
     40     Macrovision Corp.*                     1,880
     42     Mastech Corp.*                           621
      7     Mpath Interactive, Inc.                  276
     21     New Era of Networks, Inc.*               789
     50     Rational Software Corp.*               1,481
     75     TSI International Software LTD*        1,181
     25     USinternetworking Inc.*                1,278
                                                --------
                                                  12,586
                                                --------
           Computers/Computer Hardware -- 1.3%
     35     Maxwell Technologies, Inc.*              661
     42     Micros Systems, Inc.*                  1,239
                                                --------
                                                   1,900
                                                --------
           Construction Materials -- 0.5%
     64     Wilmar Industries, Inc.*                 771
                                                --------
            Consumer Products -- 0.5%
     40     Carriage Services, Inc.*                 767
                                                --------
           Electronics/Electrical Equipment -- 11.2%
     30     Atmel Corp.*                             548
     30     Cognex Corp.*                            870
     40     EG&G, Inc.                             1,250
     15     Harmonic Inc.*                           684
     45     ITI Technologies, Inc.*                1,198
     10     L-3 Communications Holdings,
             Inc.*                                   488
     50     Lam Research Corp.*                    1,559
     65     Microchip Technology, Inc.*            2,275
     14     Novellus Systems, Inc.*                  662
     10     PMC-Sierra, Inc.*                        959


            See notes to financial statements.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)


Shares    Issuer                                 Value
--------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------
     31    Semtech Corp.*                       $  1,002
     25    TranSwitch Corp.*                       1,100
     10    Uniphase Corp.*                         1,214
     19    Waters Corp.*                           1,976
                                                --------
                                                  15,785
                                                --------
          Engineering Services -- 0.6%
     20    Jacobs Engineering Group, Inc.*           789
                                                --------
          Entertainment/Leisure -- 2.0%
     56    Cinar Films, Inc., Class B*             1,169
    100    Station Casinos, Inc.*                  1,644
                                                --------
                                                   2,813
                                                --------
          Environmental Services -- 1.3%
     72    Waste Connections, Inc.*                1,886
                                                --------
          Financial Services -- 3.1%
     50    Conning Corp.*                            825
     30    EVEREN Capital Corp.                      881
     75    Federated Investors, Inc., Class B      1,205
     85    MicroFinancial Inc.                     1,514
                                                --------
                                                  4,425
                                                --------
          Food/Beverage Products -- 1.0%
     90    Aurora Foods, Inc.*                     1,339
                                                --------
          Health Care/Health Care Services -- 9.1%
     50    Alternative Living Services, Inc.*      1,117
     75    Hanger Orthopedic Group, Inc.*          1,097
    120    Hooper Holmes, Inc.                     1,912
     29    IMPATH, Inc.*                             720
     20    MedQuist, Inc.*                           685
     35    Novoste Corp.*                            779
     65    Pharmaceutical Product
           Development, Inc.*                      1,893
     34    ResMed, Inc.*                             899
     35    Universal Health Services, Inc.,
           Class B*                                1,813
     75    Ventana Medical Systems, NC*            1,828
                                                --------
                                                  12,743
                                                --------

            See notes to financial statements.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)


Shares     Issuer                                 Value
---------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------
           Home Building Construction -- 0.9%
     30     D.R. Horton, Inc.                    $    579
     30     Lennar Corp.                              726
                                                 --------
                                                    1,305
                                                 --------
           Insurance -- 2.9%
     42     Horace Mann Educators Corp.               956
     41     Protective Life Corp.                   1,587
     38     Reinsurance Group of America, Inc.      1,603
                                                 --------
                                                    4,146
                                                 --------
           Internet Services/Software -- 2.4%
     13     AboveNet Communications Inc.*           1,070
     10     AppliedTheory Corp.*                      195
     17     EarthLink Network, Inc.*                1,172
      5     MiningCo.com, Inc.*                       328
      6     VerticalNet, Inc.*                        681
                                                 --------
                                                    3,446
                                                 --------
           Machinery & Engineering Equipment -- 0.9%
     40     Applied Power, Inc., Class A            1,262
                                                 --------
           Manufacturing -- 1.6%
     80     MotivePower Industries, Inc.*           1,364
     20     Pentair, Inc.                             940
                                                 --------
                                                    2,304
                                                 --------
           Oil & Gas -- 3.1%
     45     Friede Goldman International Inc.*        841
     75     Global Industries LTD*                    923
     20     J. Ray McDermott, SA                      630
     35     Newfield Exploration Co.*                 941
     31     Stone Energy Corp.*                     1,052
                                                 --------
                                                    4,387
                                                 --------
           Pharmaceuticals -- 3.1%
     20     IDEC Pharmaceuticals Corp.*             1,015
     63     King Pharmaceuticals, Inc.*             1,740
     30     PathoGenesis Corp.*                       394
     70     Roberts Pharmaceutical Corp.*           1,190
                                                 --------
                                                    4,339
                                                 --------


            See notes to financial statements.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)


Shares    Issuer                                Value
-------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------
          Printing & Publishing -- 0.8%
     25    Consolidated Graphics, Inc.*        $  1,066
                                               --------
          Restaurants/Food Services -- 1.6%
     45    Buca, Inc.                               816
     35    Papa John's International, Inc.*       1,407
                                               --------
                                                  2,223
                                               --------
          Retailing -- 8.0%
     18    99 Cents Only Stores*                    825
     45    Ames Department Stores, Inc.*          1,572
     45    Duane Reade Inc.*                      1,207
     26    Linens 'N Things, Inc.*                1,190
     55    Pacific Sunwear of California*         2,040
     70    Rent-Way, Inc.*                        1,907
     15    The Men's Wearhouse, Inc.*               411
     10    The Wet Seal, Inc., Class A*             407
     61    Wild Oats Markets, Inc.*               1,696
                                               --------
                                                 11,255
                                               --------
          Shipping/Transportation -- 1.9%
     43    Coach USA, Inc.*                       1,009
     40    C.H. Robinson Worldwide, Inc.          1,197
     18    Hub Group, Inc., Class A*                405
                                               --------
                                                  2,611
                                               --------
          Telecommunications -- 3.7%
     20    Covad Communications Group,
            Inc.*                                 1,920
     40    ICG Communications, Inc.*                882
    115    Pinnacle Holdings Inc.*                2,358
                                               --------
                                                  5,160
                                               --------
          Total Common Stock                    133,567
          (Cost $110,836)                      --------

          Poison Pill Rights -- 0.0%
          --------------------------
          Banking -- 0.0%
     10    Cullen/Frost Bankers Inc., Expires
            07/25/99                                  0
                                               --------
          Electronics/Electrical Equipment -- 0.0%
     10    Credence Systems Corp., Expires
            05/22/08                                  0
                                               --------

            See notes to financial statements.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)


Shares               Issuer                          Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
                Oil & Gas -- 0.0%
       35        Friede Goldman International Inc.,
                 Expires 12/21/08                    $      0
                                                     --------
                Total Poison Pill Rights                    0
                (Cost $0)                            --------

Principal
 Amount
                Convertible Corporate Notes & Bonds -- 0.5%
                -------------------------------------------
                Health Care/Health Care Services -- 0.5%
$   1,200         Assisted Living Concepts Inc.,#
                    5.63%, 05/01/03                       648
                (Cost $1,200)
-------------------------------------------------------------
                Total Long-Term Investments           134,215
                (Cost $112,036)
-------------------------------------------------------------
Short-Term Investments -- 4.4%
-------------------------------------------------------------
                Repurchase Agreement -- 4.4%
                ----------------------------
    6,184        Greenwich Capital Markets, Inc.,
                  4.93%, due 05/03/99, (Dated
                  04/30/99, Proceeds $6,187
                  Secured by FNMA, $6,715 at
                  5.50%, due 12/01/28; Market
                  Value $6,312)                         6,184
                (Cost $6,184)
-------------------------------------------------------------
                Total Investments -- 99.7%           $140,399
                (Cost $118,220)
-------------------------------------------------------------

Index

* -- Non-income producing security.

# -- Security may only be sold to qualified institutional buyers.

ADR -- American Depositary Receipt.

FNMA -- Federal National Mortgage Association.



             See notes to financial statements.

                            Chase Vista Focus Fund

                              as of April 30, 1999
                                  (unaudited)

Fund Facts



            Objective      Capital appreciation

  Primary investments      Common stocks

 Suggested investment
           time frame      Mid- to Long-Term

     Market benchmark      S&P 500 Index

 Lipper Funds category     Capital Appreciation Funds Average

                           Class A         Class B         Class C        Class I
                           -------         -------         -------        -------

        Inception date     6/30/98         6/30/98         6/30/98        6/30/98

      Newspaper symbol     Focus           Not Listed      Not Listed     Not Listed

            Net assets     $20.8 Million   $29.3 Million   $6.4 Million   $0.1 Million

Investment Style/Market Cap Graphic


[9-Block Graphic]

              Value      Blend       Growth
              -----      -----       ------
Large          X

Med.

Small

[End Graphic]

                             Chase Vista Focus Fund

                              as of April 30, 1999
                                   (unaudited)


How the Fund Performed

Chase Vista Focus Fund, which seeks long-term capital growth through a limited number of undervalued stocks, had a cumulative total return of 11.48% (Class A shares, without sales charges) for the period since inception (insert date) through April 30, 1999.


How the Fund Was Managed

A generally healthy economy enabled the Fund to record good investment results during the period. In addition, investors began to rotate into the types of stocks represented in the portfolio: large-cap, value-oriented stocks of well managed companies currently selling at attractive valuations compared to the market.

Early in the period, financial stocks contributed positively to the Fund's investment results, thanks to increased merger and activity within the industry, good earnings posted by major financial institutions and dissipating concerns over the global economy. The Federal Reserve Board's decision to cut interest rates in November, the third easing in as many months, also proved beneficial to these stocks.

Good corporate earnings helped the Fund's technology stocks post strong investment results in the final two months of 1998 but many of these stocks came under pressure in February due to a sharp rise in interest rates brought on by stronger-than-expected economic data and concerns over earnings growth prospects of personal computer manufacturers. The Fund minimized the impact of this downturn by reducing its exposure to the sector.

Early in 1998, the Fund enjoyed good returns from Applied Materials, EMC Corp, Johnson Controls, Merrill Lynch, Pharmacia & Upjohn, Viacom, Union Pacific and Worldcom. The Fund also realized good performance in April as investors reduced their exposure to many of the stocks that have led the market rally in recent years (high growth, high multiple stocks) and increased their weighting in consumer cyclicals and other value-oriented stocks. The move may signal a change in market leadership (from growth to value), which could be a boon to shareholders given our emphasis on these securities.


Where the Fund May Be Headed

Our outlook for the stock market remains favorable. Domestic economic conditions are favorable, with inflation benign and consumer confidence strong. Moreover, cash flows into mutual funds remain solid. The recent strong move by value stocks bodes well for the Fund. With solid weightings in capital goods, energy and basic materials, we are well positioned to benefit from a continuing rally in these stocks. Given the attractive valuations of these securities, we intend to use any meaningful downturn in these securities as long-term buying opportunities in select issues.

                             Chase Vista Focus Fund

                              as of April 30, 1999
                                   (unaudited)

How Much of the Fund Was Invested

[PIE CHART]

Cash/Other                                     (1.73%)
Investments                                   (98.27%)


What the Fund Invested In
Percentage of Total Portfolio Investments

[PIE CHART]

Basic Materials                                 (8.1%)
Capital Goods                                  (15.2%)
Consumer Cyclical                              (17.4%)
Energy                                          (4.1%)
Financial                                      (24.4%)
Health Care                                     (7.1%)
Technology                                      (7.1%)
Transportation                                  (4.3%)
Utilities                                      (12.3%)


Top Ten Equity Holdings

1. Alcoa Inc. (4.46%) The Company produces aluminum and alumina and is involved in mining, refining, smelting, fabricating and recycling.

2. Union Pacific Corp. (4.30%) Operates rail transportation and trucking businesses. The Company's railroad hauls a variety of goods, including agricultural, automotive and chemical products.

3. Waste Management, Inc. (4.15%) Provides waste management services. The company serves municipal, commercial, industrial and residential customers.

4. Ingersoll-Rand Co. (4.09%) Manufactures construction machinery and industrial equipment. The Company's products include air compressors, tools, pumps, bearings and automotive components.

5. GTE Corp. (4.07%) Provides government and defense communications systems and equipment, aircraft passenger telecommunications, and directories and telecommunications-based information services.

6. Coastal Corp. (4.07%) Gathers, markets, processes, stores and transmits gas, as well as refines, markets and distributes petroleum and chemicals.

7. Ford Motor Co. (3.89%) Manufactures and sells automobiles, trucks, and related parts and accessories around the world.

8. Altera Corp. (3.88%) Designs, manufactures and markets programmable logic devices and associated development tools. The Company's products, including a variety of programmable logic devices, serve the telecommunications and industrial application markets.

9. Johnson Controls, Inc. (3.79%) Markets automotive systems and building controls. The Company supplies seating systems, interior systems and batteries.

10. Associates First Capital Corp. (3.74%) Provides finance, leasing and related services to individual consumers and businesses in the United States and internationally. The Company's services include commercial lending, credit card processing and home equity lending.

Top 10 equity holdings comprised 40.44% of Fund's market value of investments. Fund holdings are subject to change at any time.

                             Chase Vista Focus Fund

                              as of April 30, 1999
                                   (unaudited)


Cumulative Total Returns+

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                        Since
                                      Inception
                                      (6/30/98)
                                      ---------
Class A Shares
 Without Sales Charge                   4.79%
 With Sales Charge*                     1.23%

Class B Shares
 Without CDSC                           4.30%
 With CDSC**                           -0.70%

Class C Shares
 Without CDSC                           4.20%
 With CDSC***                           3.20%

Class I Shares                          4.96%


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the period since inception.

*** Assumes 1% CDSC for the period since inception.

+ The Fund commenced operations on 6/30/98. Class A, B, C and I Shares were introduced on 6/30/98.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue chip" companies since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock.

Chase Vista Focus Fund
Portfolio of Investments April 30, 1999 (unaudited)
(amounts in thousands)


Shares    Issuer                             Value
----------------------------------------------------
Long-Term Investments -- 92.3%
----------------------------------------------------
          Common Stock -- 92.3%
          ---------------------
          Automotive -- 3.9%
     34    Ford Motor Co.                   $  2,174
                                            --------
          Banking -- 3.6%
     37    First Union Corp.                   2,021
                                            --------
          Construction Materials -- 3.5%
     68    Masco Corp.                         1,997
                                            --------
          Consumer Products -- 3.0%
     48    Philip Morris Companies, Inc.       1,683
                                            --------
          Electronics/Electrical Equipment -- 7.0%
     30    Altera Corp.*                       2,167
     34    Applied Materials, Inc.*            1,796
                                            --------
                                               3,963
                                            --------
          Entertainment/Leisure -- 3.3%
     46    Viacom, Inc. Class B*               1,880
                                            --------
          Environmental Services -- 4.1%
     41    Waste Management, Inc.              2,316
                                            --------
          Financial Services -- 10.7%
     47    Associates First Capital Corp.,
            Class A                            2,092
     32    Freddie Mac                         2,021
     23    Merrill Lynch & Co.                 1,931
                                            --------
                                               6,044
                                            --------
          Health Care/Health Care Services -- 3.6%
    150    HEALTHSOUTH Corp.*                  2,016
                                            --------
          Insurance -- 3.2%
     50    Allstate Corp.                      1,819
                                            --------
          Manufacturing -- 7.8%
     33    Ingersoll-Rand Co.                  2,283
     29    Johnson Controls, Inc.              2,115
                                            --------
                                               4,398
                                            --------
          Metals/Mining -- 4.4%
     40    Alcoa Inc.                          2,490
                                            --------
          Oil & Gas -- 4.0%
     59    Coastal Corp.                       2,272
                                            --------

            See notes to financial statements.

Chase Vista Focus Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)


Shares     Issuer                             Value
-----------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------
           Paper/Forest Products -- 3.6%
    30      Weyerhaeuser Co.                 $  2,014
                                             --------
           Pharmaceuticals -- 3.4%
    35      Pharmacia & Upjohn, Inc.            1,932
                                             --------
           Pipelines -- 1.2%
    15      Columbia Energy Group, Inc.           697
                                             --------
           Retailing -- 6.6%
    31      Kroger Co.*                         1,662
    94      Office Depot, Inc.*                 2,075
                                             --------
                                                3,737
                                             --------
           Shipping/Transportation -- 4.3%
    40      Union Pacific Corp.                 2,400
                                             --------
           Telecommunications -- 7.4%
    34      GTE Corp.                           2,276
    23      MCI WorldCom, Inc.*                 1,890
                                             --------
                                                4,166
                                             --------
           Utilities -- 3.7%
    53      Texas Utilities Co.                 2,087
                                             --------
           Total Common Stock                  52,106
           (Cost $47,504)                    --------

           Poison Pill Rights -- 0.0%
           --------------------------
           Manufacturing -- 0.0%
    37      Ingersoll-Rand Co., Expires
             12/22/08                               0
           (Cost $0)
-----------------------------------------------------
           Total Long-term Investments         52,106
           (Cost $47,504)
-----------------------------------------------------


           See notes to financial statements.

Chase Vista Focus Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)


  Principal
   Amount     Issuer                              Value
-------------------------------------------------------
Short-Term Investments -- 6.6%
-------------------------------------------------------
              Repurchase Agreement -- 6.6%
              ----------------------------
$   3,744     Greenwich Capital Markets, Inc.,
              4.93%, due 05/03/99, (Dated
              04/30/99, Proceeds $3,746
              Secured by FHLMC Gold,
              $3,775 at 6.50%, due 03/01/29
              through 04/01/29; Market Value
              $3,821)                           $ 3,744
              (Cost $3,744)
-------------------------------------------------------
              Total Investments -- 98.9%        $55,850
              (Cost $51,248)
-------------------------------------------------------

Index

* -- Non-income producing security.

FHLMC -- Federal Home Loan Mortgage Corp.

            See notes to financial statements.

Chase Vista Funds
Statement of Assets and Liabilities April 30, 1999 (unaudited)
--------------------------------------------------------------------------------
(amounts in thousands)

                                           Growth and        Capital         Equity
                                             Income           Growth         Income
                                              Fund             Fund           Fund
                                          -----------      ----------      --------
ASSETS:
  Investments, at value (Note 1).....     $ 2,221,082      $1,085,648      $129,774
  Cash ..............................              --              --             1
  Receivables:
   Investment securities sold .......              --              --         1,088
   Interest and dividends ...........              --              --           214
   Fund shares sold .................             972             281           401
  Other assets ......................              13               8             1
                                          -----------      ----------      --------
     Total Assets ...................       2,222,067       1,085,937       131,479
                                          -----------      ----------      --------
LIABILITIES:
  Payables:
   Investment securities
    purchased .......................              --              --         3,024
   Fund shares redeemed .............           1,916           1,651           446
  Accrued liabilities: (Note 2)
   Investment advisory fees .........              --              --            41
   Administration fees ..............             181              89            15
   Shareholder servicing fees .......             452             223            26
   Distribution fees ................             689             373            41
   Custodian ........................              --              --            21
   Other ............................             745             353            94
                                          -----------      ----------      --------
     Total Liabilities ..............           3,983           2,689         3,708
                                          -----------      ----------      --------
NET ASSETS:
  Paid in capital ...................       1,373,221         750,820       101,622
  Accumulated undistributed net
   investment income (loss) .........             221          (3,723)          (31)
  Accumulated undistributed net
   realized gain (loss) on
   investments ......................         381,628         105,494         9,447
  Net unrealized appreciation of
   investments ......................         463,014         230,657        16,733
                                          -----------      ----------      --------
  Net Assets ........................     $ 2,218,084      $1,083,248      $127,771
                                          ===========      ==========      ========
  Shares of beneficial interest
   outstanding ($.001 par value;
   unlimited number of shares
   authorized):
   Class A Shares ...................          35,036          15,542         4,128
   Class B Shares ...................          13,402           9,478         1,419
   Class C Shares ...................             202             137           310
   Class I Shares ...................             718             987            --
  Net Asset Value:
   Class A Shares (and
    redemption price) ...............     $     45.06      $    41.80      $  21.87
   Class B Shares* ..................     $     44.63      $    40.76      $  21.68
   Class C Share* ...................     $     43.72      $    40.41      $  21.67
   Class I Shares (and
    redemption price) ...............     $     45.29      $    42.22            --
  Class A Maximum Public
   Offering Price Per Share
   (net asset value /94.25% of
   net asset value per share) .......     $     47.81      $    44.35      $  23.20
                                          ===========      ==========      ========
  Cost of Investments ...............     $        --      $       --      $113,041
                                          ===========      ==========      ========

--------------
* Redemption price may be reduced by contingent deferred sales charge.


                       See notes to financial statements.

Chase Vista Funds
Statement of Assets and Liabilities April 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

(amounts in thousands)


                                           Small Cap
                                         Opportunities      Focus
                                              Fund          Fund
                                         -------------     -------
ASSETS:
  Investments, at value (Note 1).....      $140,399        $55,850
  Cash ..............................           736              1
  Receivables:
   Investment securities sold .......         1,283            356
   Interest and dividends ...........            50             36
   Fund shares sold .................         1,121            588
  Other assets ......................            59             --
                                           --------        -------
     Total Assets ...................       143,648         56,831
                                           --------        -------
LIABILITIES:
  Payables:
   Investment securities
    purchased .......................         2,013             --
   Fund shares redeemed .............           621            248
  Accrued liabilities: (Note 2)
   Investment advisory fees .........            57             --
   Administration fees ..............            17              7
   Shareholder servicing fees .......            15              8
   Distribution fees ................            57             26
   Custodian ........................             9             18
   Other ............................            74             65
                                           --------        -------
     Total Liabilities ..............         2,863            372
                                           --------        -------
NET ASSETS:

  Paid in capital ...................       127,213         52,256
  Accumulated undistributed net
   investment income (loss) .........          (945)          (104)
  Accumulated undistributed net
   realized gain (loss) on
   investments ......................        (7,662)          (295)
  Net unrealized appreciation of
   investments ......................        22,179          4,602
                                           --------        -------
  Net Assets ........................      $140,785        $56,459
                                           ========        =======
  Shares of beneficial interest
   outstanding ($.001 par value;
   unlimited number of shares
   authorized):
   Class A Shares ...................         4,946          1,982
   Class B Shares ...................         4,313          2,806
   Class C Shares ...................           484            618
   Class I Shares ...................             1             --
  Net Asset Value:
   Class A Shares (and
    redemption price) ...............      $  14.54        $ 10.47
   Class B Shares* ..................      $  14.35        $ 10.43
   Class C Share* ...................      $  14.34        $ 10.42
   Class I Shares (and
    redemption price) ...............      $  14.54        $ 10.48
  Class A Maximum Public
   Offering Price Per Share
   (net asset value /94.25% of
   net asset value per share) .......      $  15.43        $ 11.11
                                           ========        =======
  Cost of Investments ...............      $118,220        $51,248
                                           ========        =======

--------------
* Redemption price may be reduced by contingent deferred sales charge.


                       See notes to financial statements.

Chase Vista Funds
Statement of Operations For the six months ended April 30, 1999 (unaudited)
--------------------------------------------------------------------------------
(amounts in thousands)


                                               Growth and      Capital       Equity
                                                 Income         Growth       Income
                                                  Fund           Fund         Fund
                                               ----------      --------      -------
INVESTMENT INCOME:
  Dividend ..................................   $     --       $     --      $ 1,156
  Interest ..................................         --             --          119
  Investment income from Portfolio ..........     16,618          4,715           --
  Foreign taxes withheld ....................        (38)            --          (11)
  Expenses from Portfolio ...................     (5,058)        (2,767)          --
                                                --------       --------      -------
    Total investment income .................     11,522          1,948        1,264
                                                --------       --------      -------
EXPENSES: (Note 2)
  Investment advisory fees ..................         --             --          241
  Administration fees .......................      1,080            584           90
  Shareholder servicing fees: ...............      2,699          1,459          151
  Distribution fees .........................      4,111          2,414          236
  Custody fees ..............................         --             --           44
  Printing and postage ......................         50             37           10
  Professional fees .........................         13             17           17
  Registration costs ........................         19             12           15
  Transfer agent fees .......................      1,820          1,040          151
  Trustees fees and expenses ................         22             12            3
  Other .....................................        112             97            1
                                                --------       --------      -------
    Total expenses ..........................      9,926          5,672          959
                                                --------       --------      -------
  Less expenses bourne by
   Distributor ..............................         --             21           --
  Less amounts waived .......................         --             --           --
                                                --------       --------      -------
  Net Expenses ..............................      9,926          5,651          959
                                                --------       --------      -------
   Net investment income (loss) .............      1,596         (3,703)         305
                                                --------       --------      -------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ............    392,859        107,837        9,706
Change in net unrealized appreciation/
  depreciation on investments ...............    (72,287)        21,604        7,341
                                                --------       --------      -------
Net realized and unrealized gain on
  investments ...............................    320,572        129,441       17,047
                                                --------       --------      -------
Net increase in net assets from
  operations ................................   $322,168       $125,738      $17,352
                                                ========       ========      =======


                       See notes to financial statements.

Chase Vista Funds
Statement of Operations For the six months ended April 30, 1999
(unaudited) (continued)
--------------------------------------------------------------------------------
(amounts in thousands)

                                                   Small Cap
                                                 Opportunities     Focus
                                                      Fund          Fund
                                                 -------------    --------
INVESTMENT INCOME:
  Dividend ..................................       $    98        $  198
  Interest ..................................           283           103
  Investment income from Portfolio ..........            --            --
  Foreign taxes withheld ....................            --            --
  Expenses from Portfolio ...................            --            --
                                                    -------        ------
    Total investment income .................           381           301
                                                    -------        ------
EXPENSES: (Note 2)
  Investment advisory fees ..................           462           100
  Administration fees .......................           107            38
  Shareholder servicing fees: ...............           177            63
  Distribution fees .........................           352           137
  Custody fees ..............................            24            28
  Printing and postage ......................            13            18
  Professional fees .........................            14            22
  Registration costs ........................            16            30
  Transfer agent fees .......................           315           106
  Trustees fees and expenses ................             4             1
  Other .....................................             5             7
                                                    -------        ------
    Total expenses ..........................         1,489           550
                                                    -------        ------
  Less expenses bourne by
   Distributor ..............................            --             6
  Less amounts waived .......................           164           141
                                                    -------        ------
  Net Expenses ..............................         1,325           403
                                                    -------        ------
   Net investment income (loss) .............          (944)         (102)
                                                    -------        ------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ............         2,479           558
Change in net unrealized appreciation/
  depreciation on investments ...............        15,205         4,784
                                                    -------        ------
Net realized and unrealized gain on
  investments ...............................        17,684         5,342
                                                    -------        ------
Net increase in net assets from
  operations ................................       $16,740        $5,240
                                                    =======        ======



                       See notes to financial statements.

Chase Vista Funds
Statement of Changes In Net Assets For the periods indicated (unaudited)
--------------------------------------------------------------------------------
(Amounts in thousands)

                                                             Growth and                     Capital                   Equity
                                                               Income                       Growth                    Income
                                                                Fund                         Fund                      Fund
                                                      -----------------------       -----------------------    ---------------------
                                                      11/01/98         Year         11/01/98         Year      11/01/98       Year
                                                       Through         Ended         Through         Ended      Through      Ended
                                                      04/30/99       10/31/98       04/30/99       10/31/98    04/30/99     10/31/98
                                                      ---------      --------       --------       --------    --------     --------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) ....................   $    1,596     $    7,645     $   (3,703)    $   (5,278)  $    305    $  1,003
 Net realized gain (loss) on investments and
  futures transactions ...........................      392,859        232,578        107,837        108,711      9,706         350
 Change in net unrealized appreciation/
  depreciation on investments and futures
  transactions ...................................      (72,287)       (39,638)        21,604       (115,006)     7,341       2,019
                                                     ----------     ----------     ----------     ----------   --------    --------
 Increase (decrease) in net assets from
  operations .....................................      322,168        200,585        125,738        (11,573)    17,352       3,372
                                                     ----------     ----------     ----------     ----------   --------    --------
DISTRIBUTIONS TO SHAREHOLDERS
FROM: (Note 1):
 Net investment income ...........................       (2,254)        (7,670)            --             --       (358)     (1,152)
 Net realized gain on investment transactions.....     (222,212)      (354,409)      (111,160)      (138,760)      (648)     (4,295)
                                                     ----------     ----------     ----------     ----------   --------    --------
  Total dividends and distributions ..............     (224,466)      (362,079)      (111,160)      (138,760)    (1,006)     (5,447)
                                                     ----------     ----------     ----------     ----------   --------    --------
 Increase (decrease) from capital share
  transactions (Note 5) ..........................       50,765       (277,063)      (121,062)        26,816      1,401      49,927
                                                     ----------     ----------     ----------     ----------   --------    --------
  Total increase (decrease) in net assets ........      148,467       (438,557)      (106,484)      (123,517)    17,747      47,852
NET ASSETS:
 Beginning of period .............................    2,069,617      2,508,174      1,189,732      1,313,249    110,024      62,172
                                                     ----------     ----------     ----------     ----------   --------    --------
 End of period ...................................   $2,218,084     $2,069,617     $1,083,248     $1,189,732   $127,771    $110,024
                                                     ==========     ==========     ==========     ==========   ========    ========

See notes to financial statements.

Chase Vista Funds
Statement of Changes In Net Assets For the periods indicated (unaudited) (continued)
--------------------------------------------------------------------------------
(Amounts in thousands)



                                                                                           Small Cap
                                                                                         Opportunities                 Focus
                                                                                             Fund                      Fund
                                                                                     ---------------------      --------------------
                                                                                     11/01/98       Year        11/01/98   06/30/98*
                                                                                      Through       Ended        Through    Through
                                                                                     04/30/99     10/31/98      04/30/99   10/31/98
                                                                                     --------     --------      --------   ---------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) ....................................................   $   (944)   $  (1,413)     $  (102)   $     16
 Net realized gain (loss) on investments and futures transactions ................      2,479       (9,470)         558        (853)
 Change in net unrealized appreciation/depreciation on investments and futures
  transactions ...................................................................     15,205       (1,888)       4,784        (182)
                                                                                     --------    ---------      -------    --------
 Increase (decrease) in net assets from operations ...............................     16,740      (12,771)       5,240      (1,019)
                                                                                     --------    ---------      -------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1):
 Net investment income ...........................................................         --           --          (18)         --
 Net realized gain on investment transactions ....................................         --           --           --          --
                                                                                     --------    ---------      -------    --------
  Total dividends and distributions ..............................................         --           --          (18)         --
                                                                                     --------    ---------      -------    --------
 Increase (decrease) from capital share transactions (Note 5) ....................        737       55,302       11,177      41,079
                                                                                     --------    ---------      -------    --------
  Total increase (decrease) in net assets ........................................     17,477       42,531       16,399      40,060
NET ASSETS:
 Beginning of period .............................................................    123,308       80,777       40,060          --
                                                                                     --------    ---------      -------    --------
 End of period ...................................................................   $140,785    $ 123,308      $56,459    $ 40,060
                                                                                     ========    =========      =======    ========

-------
* Commencement of operations of the Fund.


                               See notes to financial statements.

Chase Vista Funds
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Effective March 16, 1998, the Vista Family of Mutual Funds changed its name to Chase Vista Funds. Growth and Income Fund ("CVGIF"), Capital Growth Fund ("CVCGF"), Equity Income Fund ("CVEIF"), Small Cap Opportunities Fund ("CVSCOF") and Focus Fund ("CVFF") collectively, the "Funds", are separate series of the Trust. The Funds offer various classes of shares as follows:


Fund     Classes Offered
------   ----------------------------------------
CVGIF    Class A, Class B, Class C, Institutional
CVCGF    Class A, Class B, Class C, Institutional
CVEIF    Class A, Class B, Class C
CVSCOF   Class A, Class B, Class C, Institutional
CVFF     Class A, Class B, Class C, Institutional

Class A shares generally provide for a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan. No sales charges are assessed with respect to the Institutional Class ("Class I").

Organization expenses incurred in connection with the commencement of the Focus Fund have been paid in full by Vista Fund Distributors, Inc. The Fund will not reimburse Vista Fund Distributors, Inc. for such expenses.

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates.

   A. CVGIF and CVCGF

   CVGIF and CVCGF adopted the Master Feeder Fund and seek to achieve their investment objective by investing all of their investable assets in the Growth and Income Portfolio and the Capital Growth Portfolio respectively (the "Portfolios") which like the Funds, are open-end management investment companies having the same investment objectives as the Funds. As of April 30, 1999, CVGIF and CVCGF owned 74.04% and 99.99% of the net assets of the Growth and Income Portfolio, and of the Capital Growth Portfolio, respectively. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Funds.

       1. Valuation of investments -- CVGIF and CVCGF record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

       2. Investment income and expenses -- CVGIF and CVCGF record daily their pro-rata share of the respective Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

     B. CVEIF, CVSCOF and CVFF

       1. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

       price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of the valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

       2. Repurchase agreements -- It is the Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

       3. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

       The Funds invest in stock index futures contracts for the purpose of hedging the Fund against share price volatility, which purpose may or may not be achieved. When the Fund is not fully invested in the securities market, it may enter into "long" positions in futures or options contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase.

       Use of short futures contracts subjects the Fund to unlimited risk of loss. Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the nominal value of the futures contracts.

       The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. As of April 30, 1999 the Funds had no outstanding futures contracts.

       4. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     C. General Policies

       1. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Funds which commenced operations prior to June 30, 1998 have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

       2. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, each Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

       3. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

       Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

       4. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank, ("Chase" or the "Advisor") acts as the Investment Advisor to the CVSCOF, CVEIF and CVFF. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.65% for CVSCOF and 0.40% for CVEIF and CVFF of the average daily net assets. The Advisor, voluntarily waived $77 and $100 of its fees for CVSCOF and CVFF for the six months ended April 30, 1999.

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of CVEIF and CVFF and 0.30% of CVSCOF's average daily net assets.

   B. Shareholder servicing fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agents receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of each of the classes of the Funds. For the six months ended April 30, 1999, Chase's Shareholder Servicing charges amounted to: (in thousands) (before waivers) CVGIF: $2,635, CVCGF: $1,377, CVEIF:
   $151, CVSCOF: $176 and CVFF: $63.

   The Shareholder Servicing Agents have voluntarily waived (in thousands) $87 and $37 of CVSCOF and CVFF of their fees for the six months ended April 30, 1999.

   C. Distribution and sub-administration fees -- Pursuant to a Distribution and Sub- Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

   wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

   The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C for the Funds in accordance with Rule 12b-1 under the 1940 Act. There is no Distribution Plan for the Institutional Classes. The Class A Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund. The Class B and Class C Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B and Class C Shares for distribution services.

   The Distributor voluntarily waived (in thousands) $2 of its sub-administration fees for CVFF for the six months ended April 30, 1999.

   D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from CVSCOF, CVEIF and CVFF a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets and from CVGIF and CVCGF, a fee computed at the annual rate equal to 0.05% of the respective Fund's average daily net assets.

   The Administrator voluntarily waived (in thousands) $3 of its fees for CVFF for the six months ended April 30, 1999.

   E. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

   Chase provides portfolio accounting and custody services for CVSCOF, CVEIF and CVFF. Compensation for such services is presented in the Statement of Operations as custodian fees.

3. Investment Transactions -- For the six months ended April 30, 1999, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):


                                                CVEIF       CVSCOF        CVFF
                                              --------      -------      -------
Purchases (excluding U.S.
  Government) .............................   $117,092      $64,695      $42,634
Sales (excluding U.S. Government) .........    109,612       59,378       32,361
Sales of U.S. Government ..................        580           --           --

4. Federal Income Tax Matters -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at six months ended April 30, 1999 are as follows (in thousands):


                                            CVIEF        CVSCOF        CVFF
                                          --------      --------      -------
Aggregate cost ........................   $113,041      $118,220      $51,248
                                          --------      --------      -------
Gross unrealized appreciation .........     19,061        30,008        6,552
Gross unrealized depreciation .........     (2,328)       (7,829)      (1,950)
                                          --------      --------      -------
Net unrealized appreciation ...........   $ 16,733      $ 22,179      $ 4,602
                                          ========      ========      =======

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5. Transactions in Shares of Beneficial Interest -- Transactions in Shares of Beneficial Interest were as follows (in thousands):


                                        Growth and Income Fund
                            -----------------------------------------------
                                   Six Month
                                 Period Ended              Year Ended
                                April 30, 1999          October 31, 1998
                            ----------------------    ---------------------
                             Amount        Shares      Amount        Shares
                            --------       -------    --------      -------
         Class A
Shares sold .............   $161,131        3,727     $285,309       6,457
Shares issued in
  reinvestment of
  distributions .........    150,745        3,653      202,505       4,945
Shares redeemed .........   (302,660)      (7,013)    (401,172)     (9,121)
                            --------       ------     --------      ------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $  9,216          367     $ 86,642       2,281
                            ========       ======     ========      ======

                                        Growth and Income Fund
                            -----------------------------------------------
                                   Six Month
                                 Period Ended              Year Ended
                                April 30, 1999          October 31, 1998
                            ----------------------    ---------------------
                             Amount        Shares      Amount        Shares
                            --------       -------    --------      -------
         Class B
Shares sold .............    $39,563          925      $95,696       2,163
Shares issued in
  reinvestment of
  distributions .........     55,023        1,346       66,372      1,636
Shares redeemed .........    (63,441)      (1,486)     (79,536)     (1,824)
                             -------       ------      -------      ------
Net increase (decrease)
  in Trust shares
  outstanding ...........    $31,145          785      $82,532       1,975
                             =======       ======      =======      ======

                                        Growth and Income Fund
                            -----------------------------------------------
                                   Six Month            January 2, 1998*
                                 Period Ended               Through
                                April 30, 1999          October 31, 1998
                            ----------------------    ---------------------
                             Amount        Shares      Amount        Shares
                            --------       -------    --------      -------
         Class C
Shares sold .............     $4,712          113       $5,046         115
Shares issued in
  reinvestment of
  distributions .........        614           15            7          --
Shares redeemed .........     (1,564)         (37)        (139)         (4)
                              ------          ---       ------         ---
Net increase (decrease)
  in Trust shares
  outstanding ...........     $3,762           91       $4,914         111
                              ======          ===       ======         ===

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                        Growth and Income Fund
                            ----------------------------------------------
                                   Six Month
                                 Period Ended              Year Ended
                                April 30, 1999          October 31, 1998
                            ----------------------    --------------------
                              Amount        Shares     Amount       Shares
                              ------        ------   ---------     -------
  Institutional Shares
Shares sold .............     $9,409          216    $  20,273         465
Shares issued in
  reinvestment of
  distributions .........      2,964           71       74,109       1,808
Shares redeemed .........     (5,731)        (132)    (545,533)    (12,979)
                              ------         ----    ---------     -------
Net increase (decrease)
  in Trust shares
  outstanding ...........     $6,642          155    $(451,151)    (10,706)
                              ======         ====    =========     =======

                                            Capital Growth Fund
                            ----------------------------------------------
                                   Six Month
                                 Period Ended              Year Ended
                                April 30, 1999          October 31, 1998
                            ----------------------    --------------------
                              Amount        Shares     Amount       Shares
                              ------        ------   ---------     -------
         Class A
Shares sold .............   $307,942        7,546     $428,040       9,587
Shares issued in
  reinvestment of
  distributions .........     62,638        1,590       82,453       1,956
Shares redeemed .........   (459,350)     (11,263)    (531,266)    (11,825)
                            --------      -------     --------     -------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $(88,770)      (2,127)    $(20,773)       (282)
                            ========       ======     ========     =======

                                            Capital Growth Fund
                            ----------------------------------------------
                                   Six Month
                                 Period Ended              Year Ended
                                April 30, 1999          October 31, 1998
                            ----------------------    --------------------
                              Amount        Shares     Amount       Shares
                              ------        ------   ---------     -------
         Class B
Shares sold .............   $ 54,565        1,385     $118,688       2,693
Shares issued in
  reinvestment of
  distributions .........     36,123          939       42,829       1,033
Shares redeemed .........   (113,866)      (2,886)    (125,354)     (2,831)
                            --------       ------     --------      ------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $(23,178)        (562)    $ 36,163         895
                            ========       ======     ========      ======

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                            Capital Growth Fund
                            ----------------------------------------------
                                   Six Month            January 2, 1998*
                                 Period Ended              Through
                                April 30, 1999          October 31, 1998
                            ----------------------    --------------------
                              Amount        Shares     Amount       Shares
                              ------        ------   ---------     -------
         Class C
Shares sold .............     $3,482           87       $3,989          91
Shares issued in
  reinvestment of
  distributions .........        270            7           --          --
Shares redeemed .........     (1,799)         (45)        (115)         (3)
                              ------          ---       ------         ---
Net increase (decrease)
  in Trust shares
  outstanding ...........     $1,953           49       $3,874          88
                              ======          ===       ======         ===

                                            Capital Growth Fund
                            ----------------------------------------------
                                   Six Month
                                 Period Ended              Year Ended
                                April 30, 1999          October 31, 1998
                            ----------------------    --------------------
                              Amount        Shares     Amount       Shares
                            --------        ------   ---------      ------
  Institutional Shares
Shares sold .............   $  9,625          232      $59,703       1,301
Shares issued in
  reinvestment of
  distributions .........      5,013          126        5,935         140
Shares redeemed .........    (25,705)        (634)     (58,086)     (1,292)
                            --------         ----      -------      ------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $(11,067)        (276)     $ 7,552         149
                            ========         ====      =======      ======

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                             Equity Income Fund
                            ----------------------------------------------
                                   Six Month
                                 Period Ended              Year Ended
                                April 30, 1999          October 31, 1998
                            ----------------------    --------------------
                              Amount        Shares     Amount       Shares
                            --------        ------   ---------      ------
         Class A
Shares sold .............    $11,605          565      $55,318       2,824
Shares issued in
  reinvestment of
  distributions .........        595           29        3,171         168
Shares redeemed .........    (13,634)        (660)     (24,343)     (1,262)
                             -------         ----      -------      ------
Net increase (decrease)
  in Trust shares
  outstanding ...........    $(1,434)         (66)     $34,146       1,730
                             =======         ====      =======      ======

                                             Equity Income Fund
                            ----------------------------------------------
                                   Six Month
                                 Period Ended              Year Ended
                                April 30, 1999          October 31, 1998
                            ----------------------    --------------------
                              Amount        Shares     Amount       Shares
                            --------        ------   ---------      ------
         Class B
Shares sold .............     $4,855          239      $18,630         965
Shares issued in
  reinvestment of
  distributions .........        175            9        1,153          62
Shares redeemed .........     (4,000)        (195)      (8,406)       (437)
                              ------         ----      -------        ----
Net increase (decrease)
  in Trust shares
  outstanding ...........     $1,030           53      $11,377         590
                              ======         ====      =======        ====

                                             Equity Income Fund
                            ----------------------------------------------
                                   Six Month            January 8, 1998*
                                 Period Ended                Through
                                April 30, 1999          October 31, 1998
                            ----------------------    --------------------
                              Amount        Shares     Amount       Shares
                            --------        ------   ---------      ------
         Class C
Shares sold .............     $2,342          115       $4,609         232
Shares issued in
  reinvestment of
  distributions .........         33            2           15           1
Shares redeemed .........       (570)         (28)        (220)        (12)
                              ------          ---       ------         ---
Net increase (decrease)
  in Trust shares
  outstanding ...........     $1,805           89       $4,404         221
                              ======          ===       ======         ===

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                       Small Cap Opportunities Fund
                            ----------------------------------------------
                                   Six Month
                                 Period Ended              Year Ended
                                April 30, 1999          October 31, 1998
                            ----------------------    --------------------
                              Amount        Shares     Amount       Shares
                            --------        ------   ---------      ------
         Class A
Shares sold .............    $48,906        3,478      $49,377       3,565
Shares issued in
  reinvestment of
  distributions .........         --           --           --          --
Shares redeemed .........    (47,104)      (3,347)     (24,360)     (1,828)
                             -------       ------      -------      ------
Net increase (decrease)
  in Trust shares
  outstanding ...........    $ 1,802          131      $25,017       1,737
                             =======       ======      =======      ======

                                       Small Cap Opportunities Fund
                            ----------------------------------------------
                                   Six Month
                                 Period Ended              Year Ended
                                April 30, 1999          October 31, 1998
                            ----------------------    --------------------
                              Amount       Shares       Amount       Shares
                            --------       ------      -------      ------
         Class B
Shares sold .............    $12,556          907      $37,271       2,664
Shares issued in
  reinvestment of
  distributions .........         --           --           --          --
Shares redeemed .........    (14,967)      (1,076)     (12,453)       (944)
                             -------       ------      -------       -----
Net increase (decrease)
  in Trust shares
  outstanding ...........    $(2,411)        (169)     $24,818       1,720
                             =======       ======      =======       =====

                                       Small Cap Opportunities Fund
                            ----------------------------------------------
                                   Six Month            January 7, 1998*
                                 Period Ended               Through
                                April 30, 1999          October 31, 1998
                            ----------------------    --------------------
                              Amount        Shares     Amount       Shares
                            --------        ------   ---------      ------
         Class C
Shares sold .............     $3,004          212       $7,008         495
Shares issued in
  reinvestment of
  distributions .........         --           --           --          --
Shares redeemed .........     (1,678)        (120)      (1,541)       (103)
                              ------         ----       ------        ----
Net increase (decrease)
  in Trust shares
  outstanding ...........     $1,326           92       $5,467         392
                              ======         ====       ======        ====

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------


                                                   Small Cap
                                              Opportunities Fund
                                             --------------------
                                                April 6, 1999
                                                   Through
                                                April 30, 1999
                                             --------------------
                                             Amount        Shares
                                             ------        ------
                 Class I
Shares sold ...........................       $20            1
Shares issued in reinvestment of
  distributions .......................        --           --
Shares redeemed .......................        --           --
                                              ---           --
Net increase (decrease) in Trust shares
  outstanding .........................       $20            1
                                              ===           ==

                                                Focus Fund
                            ----------------------------------------------
                                   Six Month             June 30, 1998*
                                 Period Ended               Through
                                April 30, 1999          October 31, 1998
                            ----------------------    --------------------
                              Amount        Shares     Amount       Shares
                            --------        ------   ---------      ------
         Class A
Shares sold ..............    $6,975          699      $21,308       2,203

Shares issued in
  reinvestment of
  distributions ..........        16            2           --          --
Shares redeemed ..........    (6,070)        (603)      (2,779)       (319)
                              ------         ----      -------       -----
Net increase (decrease)
  in Trust shares
  outstanding ............    $  921           98      $18,529       1,884
                              ======         ====      =======       =====

                                                Focus Fund
                            ----------------------------------------------
                                   Six Month             June 30, 1998*
                                 Period Ended               Through
                                April 30, 1999          October 31, 1998
                            ----------------------    --------------------
                              Amount        Shares     Amount       Shares
                            --------        ------   ---------      ------
         Class B
Shares sold .............    $12,592        1,271      $19,122       2,043
Shares issued in
  reinvestment of
  distributions .........         --           --           --          --
Shares redeemed .........     (3,687)        (370)      (1,199)       (138)
                             -------        -----      -------       -----
Net increase (decrease)
  in Trust shares
  outstanding ...........     $8,905          901      $17,923       1,905
                             =======        =====      =======       =====

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                                Focus Fund
                            ----------------------------------------------
                                   Six Month             June 30, 1998*
                                 Period Ended               Through
                                April 30, 1999          October 31, 1998
                            ----------------------    --------------------
                              Amount        Shares     Amount       Shares
                            --------        ------   ---------      ------
         Class C
Shares sold .............     $4,108          412       $4,708         487
Shares issued in
  reinvestment of
  distributions .........         --           --           --          --
Shares redeemed .........     (2,757)        (272)         (82)         (9)
                              ------         ----       ------       -----
Net increase (decrease)
  in Trust shares
  outstanding ...........     $1,351          140       $4,626         478
                              ======         ====       ======        ====

                                                Focus Fund
                            ----------------------------------------------
                                   Six Month             June 30, 1998*
                                 Period Ended               Through
                                April 30, 1999          October 31, 1998
                            ----------------------    --------------------
                              Amount        Shares     Amount       Shares
                              ------        ------   ---------      ------
  Institutional Shares
Shares sold .............         --           --          $ 1          1
Shares issued in
  reinvestment of
  distributions .........         --           --           --         --
Shares redeemed .........         --           --           --         --
                                 ---          ---          ---        ---
Net increase (decrease)
  in Trust shares
  outstanding ...........         --           --          $ 1          1
                                 ===          ===          ===         ==

--------------
 *Commencement of offering class of shares.
**Fund commenced operations.

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Retirement Plan -- The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six month's ended April 30, 1999, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities were as follows (in thousands):

                                  Accrued
                     Pension      Pension
                    Expenses     Liability
                   ----------   ----------
CVGIF ..........       $10          $81
CVCGF ..........         6           47
CVEIF ..........         1            4
CVSCOF .........         1            4
CVFF ...........        --            1

7. Bank Borrowings -- The CVSCOF, CVEIF and CVFF may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.35%.

The Funds also pay a commitment fee of 0.075% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Funds had no borrowings outstanding at April 30, 1999, nor at anytime during the year.

Chase Vista Funds
Financial Highlights throughout each period indicated (unaudited)
--------------------------------------------------------------------------------

                                                                      Growth and Income Fund
                                               --------------------------------------------------------------------
                                                                             Class A
                                               --------------------------------------------------------------------
                                                 11/01/98                         Year Ended
                                                 Through   --------------------------------------------------------
                                                 04/30/99    10/31/98    10/31/97   10/31/96   10/31/95   10/31/94
                                               ----------- ----------- ----------- ---------- ---------- ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period .........  $  43.24    $  46.21    $  39.21    $ 34.96    $ 30.26    $ 30.99
                                                --------    --------    --------    -------    -------    -------
Income From Investment Operations:
 Net investment income .......................      0.06@       0.19@       0.35@      0.60       0.61       0.47
 Net Gains or Losses in Securities
  (both realized and unrealized) .............      6.49        3.59       10.18       5.96       4.71      (0.43)
                                                --------    --------    --------    -------    -------    --------
  Total from Investment Operations ...........      6.55        3.78       10.53       6.56       5.32       0.04
                                                --------    --------    --------    -------    -------    --------
Distributions to Shareholders from:
 Dividends from Net Investment Income               0.06        0.19        0.38       0.55       0.62       0.42
 Distributions from Capital Gains ............      4.67        6.56        3.15       1.76          --      0.35
                                                --------    --------    --------    -------    --------   --------
  Total Dividends and Distributions ..........      4.73        6.75        3.53       2.31       0.62       0.77
                                                --------    --------    --------    -------    --------   --------
Net Asset Value, End of Period ...............  $  45.06    $  43.24    $  46.21    $ 39.21    $ 34.96    $ 30.26
                                                ========    ========    ========    =======    ========   ========
Total Return (1) .............................      6.17%       9.09%      28.84%     19.60%     17.79%      0.15%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) .....  $  1,579    $  1,499    $  1,497    $ 1,591    $ 1,521    $ 1,414
Ratios to Average Net Assets:#
 Expenses ....................................      1.26%       1.25%       1.27%      1.32%      1.43%      1.40%
 Net investment income .......................      0.28%       0.44%       0.82%      1.46%      1.93%      1.60%
 Expenses without waivers and
  assumption of expenses .....................      1.26%       1.25%       1.27%      1.32%      1.45%      1.40%
 Net investment income without
  waivers and assumptions of
  expenses ...................................      0.28%       0.44%       0.82%      1.46%      1.91%      1.60%

                                                                       Growth and Income Fund
                                               -----------------------------------------------------------------------
                                                                               Class B
                                               -----------------------------------------------------------------------
                                                 11/01/98                     Year Ended                    11/04/93**
                                                  Through   ----------------------------------------------   Through
                                                 04/30/99     10/31/98     10/31/97   10/31/96   10/31/95    10/31/94
                                               ------------ ------------ ----------- ---------- ---------- -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period .........   $  42.92     $  45.96    $  39.02    $ 34.81    $ 30.12    $ 30.39
                                                 --------     --------    --------    -------    -------    -------
Income From Investment Operations:
 Net investment income .......................      (0.05)@      (0.02)@      0.13@      0.37       0.46       0.34
 Net Gains or Losses in Securities
  (both realized and unrealized) .............       6.43         3.54       10.13       5.98       4.70       0.11
                                                 --------     --------    --------    -------    -------    -------
  Total from Investment Operations ...........       6.38         3.52       10.26       6.35       5.16       0.45
                                                 --------     --------    --------    -------    -------    -------
Distributions to Shareholders from:
 Dividends from Net Investment Income                  --           --        0.17       0.38       0.47       0.37
 Distributions from Capital Gains ............       4.67         6.56        3.15       1.76         --       0.35
                                                 --------     --------    --------    -------    --------   -------
  Total Dividends and Distributions ..........       4.67         6.56        3.32       2.14       0.47       0.72
                                                 --------     --------    --------    -------    --------   -------
Net Asset Value, End of Period ...............   $  44.63     $  42.92    $  45.96    $ 39.02    $ 34.81    $ 30.12
                                                 ========     ========    ========    =======    ========   =======
Total Return (1) .............................      15.86%        8.52%      28.20%     19.02%     17.21%      1.55%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) .....   $    598     $    542    $    489    $   370    $   274    $   160
Ratios to Average Net Assets:#
 Expenses ....................................       1.75%        1.75%       1.77%      1.81%      1.93%      1.89%
 Net investment income .......................      (0.22%)       0.06%       0.31%      0.95%      1.38%      1.21%
 Expenses without waivers and
  assumption of expenses .....................       1.75%        1.75%       1.77%      1.81%      1.94%      1.89%
 Net investment income without
  waivers and assumptions of
  expenses ...................................      (0.22%)      (0.06%)      0.31%      0.95%      1.37%      1.21%

-------
 ** Commencement of offering class of shares.
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load. # Short periods have been annualized.

                       See notes to financial statements.

Chase Vista Funds
Financial Highlights throughout each period indicated (unaudited)
--------------------------------------------------------------------------------

                                                                           Growth and Income Fund
                                                                          -------------------------
                                                                                   Class C
                                                                          -------------------------
                                                                            11/01/98    01/02/98**
                                                                             Through      Through
                                                                            04/30/99     10/31/98
                                                                          ------------ ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ....................................   $  42.13     $  41.64
                                                                            --------     --------
Income from Investment Operations:
 Net investment income ..................................................      (0.05)@      (0.02)@
 Net Gains or Losses in Securities (both realized and unrealized) .......       6.31         0.68
                                                                            --------     --------
  Total from Investment Operations ......................................       6.26         0.66
                                                                            --------     --------
Distributions to Shareholders from:
 Dividends from Net Investment Income ...................................         --         0.09
 Distributions from Capital Gains .......................................       4.67         0.08
                                                                            --------     --------
  Total dividends and distributions .....................................       4.67         0.17
                                                                            --------     --------
Net Asset Value, End of Period ..........................................   $  43.72     $  42.13
                                                                            ========     ========
Total Return (1) ........................................................      15.87%        1.55%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) ................................   $      9     $      5
Ratios to Average Net Assets:#
 Expenses ...............................................................       1.75%        1.72%
 Net investment income ..................................................      (0.22%)      (0.05%)
 Expenses without waivers and assumption of expenses ....................       1.75%        1.72%
 Net investment income without waivers and assumption of expenses .......      (0.22%)      (0.05%)

                                                                                      Growth and Income Fund
                                                                          -----------------------------------------------
                                                                                              Class I
                                                                          -----------------------------------------------
                                                                            11/01/98         Year Ended        01/25/96**
                                                                            Through   -----------------------   Through
                                                                            04/30/99    10/31/98    10/31/97    10/31/96
                                                                          ----------- ----------- ----------- -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period ....................................  $  43.43    $  46.35    $  39.26    $ 34.80
                                                                           --------    --------    --------    -------
Income from Investment Operations:
 Net investment income ..................................................      0.15@       0.43@       0.52@      0.47
 Net Gains or Losses in Securities (both realized and unrealized) .......      6.53        3.50       10.20       4.46
                                                                           --------    --------    --------    -------
  Total from Investment Operations ......................................      6.68        3.93       10.72       4.93
                                                                           --------    --------    --------    -------
Distributions to Shareholders from:
 Dividends from Net Investment Income ...................................      0.15        0.29        0.48       0.47
 Distributions from Capital Gains .......................................      4.67        6.56        3.15         --
                                                                           --------    --------    --------    --------
  Total dividends and distributions .....................................      4.82        6.85        3.63       0.47
                                                                           --------    --------    --------    --------
Net Asset Value, End of Period ..........................................  $  45.29    $  43.43    $  46.35    $ 39.26
                                                                           ========    ========    ========    ========
Total Return (1) ........................................................     16.41%       9.44%      29.37%     13.39%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) ................................  $     32    $     24    $    522   $     28
Ratios to Average Net Assets:#
 Expenses ...............................................................      0.85%       0.85%       0.86%      1.24%
 Net investment income ..................................................      0.69%       0.95%       1.21%      1.73%
 Expenses without waivers and assumption of expenses ....................      0.85%       0.85%       0.86%      1.24%
 Net investment income without waivers and assumption of expenses .......      0.69%       0.95%       1.21%      1.73%

-------
 ** Commencement of offering class of shares.
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load. # Short periods have been annualized.


                              See notes to financial statements.

Chase Vista Funds
Financial Highlights throughout each period indicated (unaudited)
--------------------------------------------------------------------------------

                                                                         Capital Growth Fund
                                               ------------------------------------------------------------------------
                                                                               Class A
                                               ------------------------------------------------------------------------
                                                 11/01/98                            Year Ended
                                                  Through   -----------------------------------------------------------
                                                 04/30/99     10/31/98     10/31/97    10/31/96   10/31/95    10/31/94
                                               ------------ ------------ ------------ ---------- ---------- -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period .........   $  41.22     $  46.76     $  41.60    $ 35.65    $ 32.17    $  32.01
                                                 --------     --------     --------    -------    -------    --------
Income from Investment Operations:
 Net investment income .......................      (0.11)       (0.12)       (0.02)@     0.15       0.19        0.10@
 Net Gains or Losses in Securities
  (both realized and unrealized) .............       4.61        (0.52)       10.13       7.27       4.16        0.72
                                                 --------     --------     --------    -------    -------    --------
  Total from Investment Operations ...........       4.50        (0.64)       10.11       7.42       4.35        0.82
                                                 --------     --------     --------    -------    -------    --------
Distributions to Shareholder from:
 Dividends from Net Investment Income                  --           --         0.15       0.12       0.19        0.03
 Distributions from Capital Gains ............       3.92         4.90         4.80       1.35       0.68        0.63
                                                 --------     --------     --------    -------    -------    --------
  Total dividends and distributions ..........       3.92         4.90         4.95       1.47       0.87        0.66
                                                 --------     --------     --------    -------    -------    --------
Net Asset Value, End of Period ...............   $  41.80     $  41.22     $  46.76    $ 41.60    $ 35.65    $  32.17
                                                 ========     ========     ========    =======    =======    ========
Total Return (1) .............................      11.50%       (1.60%)      26.47%     21.48%     13.89%       2.62%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) .....   $    650     $    728     $    839    $   768    $   748    $    549
Ratios to Average Net Assets:#
 Expenses ....................................       1.28%        1.27%        1.31%      1.37%      1.51%       1.49%
 Net investment income .......................      (0.48%)      (0.24%)      (0.05%)     0.39%      0.54%       0.33%
 Expenses without waivers and
  assumption of expenses .....................       1.28%        1.27%        1.31%      1.37%      1.53%       1.50%
 Net investment income without
  waivers and assumptions of
  expenses ...................................      (0.48%)      (0.24%)      (0.05%)     0.39%      0.52%       0.32%

                                                                          Capital Growth Fund
                                               --------------------------------------------------------------------------
                                                                                Class B
                                               --------------------------------------------------------------------------
                                                 11/01/98                       Year Ended                     11/04/93**
                                                  Through   -------------------------------------------------   Through
                                                 04/30/99     10/31/98     10/31/97     10/31/96    10/31/95    10/31/94
                                               ------------ ------------ ------------ ------------ ---------- -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period .........   $  40.38     $  46.11     $  41.21     $  35.39    $ 32.03    $  31.38
                                                 --------     --------     --------     --------    -------    --------
Income from Investment Operations:
 Net investment income .......................      (0.24)       (0.29)       (0.23)@      (0.08)      0.04        0.01@
 Net Gains or Losses in Securities
  (both realized and unrealized) .............       4.54        (0.54)       10.01         7.25       4.10        1.30
                                                 --------     --------     --------     --------    -------    --------
  Total from Investment Operations ...........       4.30        (0.83)        9.78         7.17       4.14        1.31
                                                 --------     --------     --------     --------    -------    --------
Distributions to Shareholder from:
 Dividends from Net Investment Income                  --           --         0.08           --       0.11        0.03
 Distributions from Capital Gains ............       3.92         4.90         4.80         1.35       0.67        0.63
                                                 --------     --------     --------     --------    -------    --------
  Total dividends and distributions ..........       3.92         4.90         4.88         1.35       0.78        0.66
                                                 --------     --------     --------     --------    -------    --------
Net Asset Value, End of Period ...............   $  40.76     $  40.38     $  46.11     $  41.21    $ 35.39    $  32.03
                                                 ========     ========     ========     ========    =======    ========
Total Return (1) .............................      11.23%       (2.08%)      25.85%       20.88%     13.34%       4.19%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) .....   $    386     $    405     $    422     $    334    $   260    $    124
Ratios to Average Net Assets:#
 Expenses ....................................       1.78%        1.77%        1.81%        1.87%      2.01%       2.00%
 Net investment income .......................      (0.97%)      (0.74%)      (0.56%)      (0.21%)     0.02%      (0.09%)
 Expenses without waivers and
  assumption of expenses .....................       1.78%        1.77%        1.81%        1.87%      2.02%       2.02%
 Net investment income without
  waivers and assumptions of
  expenses ...................................      (0.97%)      (0.74%)      (0.56%)      (0.21%)     0.01%      (0.11%)

-------
 ** Commencement of offering class of shares.
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load. # Short periods have been annualized.


                       See notes to financial statements.

Chase Vista Funds
Financial Highlights throughout each period indicated (unaudited)
--------------------------------------------------------------------------------

                                                                             Capital Growth Fund
                                                                          -------------------------
                                                                                   Class C
                                                                          -------------------------
                                                                            11/01/98    01/02/98**
                                                                             Through      Through
                                                                           01/02/98**    10/31/98
                                                                          ------------ ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ....................................   $  40.03     $  42.81
                                                                            --------     --------
Income from Investment Operations:
 Net investment income ..................................................      (0.13)       (0.09)
 Net Gains or Losses in Securities (both realized and unrealized) .......       4.43        (2.69)
                                                                            --------     --------
  Total from Investment Operations ......................................       4.30        (2.78)
                                                                            --------     --------
Distributions to Shareholders from:
 Dividends from Net Investment Income ...................................         --           --
 Distributions from Capital Gains .......................................       3.92           --
                                                                            --------     --------
  Total dividends and distributions .....................................       3.92           --
                                                                            --------     --------
Net Asset Value, End of Period ..........................................   $  40.41     $  40.03
                                                                            ========     ========
Total Return (1) ........................................................      11.33%       (6.49%)
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) ................................   $      5     $      4
Ratios to Average Net Assets:#
 Expenses ...............................................................       1.78%        1.73%
 Net investment income ..................................................      (0.95%)      (0.59%)
 Expenses without waivers and assumption of expenses ....................       1.78%        1.73%
 Net investment income without waivers and assumption of expenses .......      (0.95%)      (0.59%)

                                                                                         Capital Growth Fund
                                                                          -------------------------------------------------
                                                                                               Class I
                                                                          -------------------------------------------------
                                                                            11/01/98          Year Ended         01/25/96**
                                                                             Through   ------------------------   Through
                                                                            04/30/99     10/31/98     10/31/97    10/31/96
                                                                          ------------ ------------ ----------- -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period ....................................   $  41.53     $  46.90    $  41.65    $ 35.26
                                                                            --------     --------    --------    -------
Income from Investment Operations:
 Net investment income ..................................................      (0.03)        0.07        0.13@      0.17
 Net Gains or Losses in Securities (both realized and unrealized) .......       4.64        (0.54)      10.17       6.34
                                                                            --------     --------    --------    -------
  Total from Investment Operations ......................................       4.61        (0.47)      10.30       6.51
                                                                            --------     --------    --------    -------
Distributions to Shareholders from:
 Dividends from Net Investment Income ...................................         --           --        0.25       0.12
 Distributions from Capital Gains .......................................       3.92         4.90        4.80         --
                                                                            --------     --------    --------    --------
  Total dividends and distributions .....................................       3.92         4.90        5.05       0.12
                                                                            --------     --------    --------    --------
Net Asset Value, End of Period ..........................................   $  42.22     $  41.53    $  46.90    $ 41.65
                                                                            ========     ========    ========    ========
Total Return (1) ........................................................      11.69%       (1.20%)     26.98%     18.13%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) ................................   $     42     $     52    $     52   $     32
Ratios to Average Net Assets:#
 Expenses ...............................................................       0.91%        0.91%       0.91%      1.25%
 Net investment income ..................................................      (0.11%)       0.11%       0.31%      0.81%
 Expenses without waivers and assumption of expenses ....................       0.99%        0.91%       0.91%      1.25%
 Net investment income without waivers and assumption of expenses .......      (0.19%)       0.11%       0.31%      0.81%

-------
 ** Commencement of offering class of shares.
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load. # Short periods have been annualized.


                       See notes to financial statements.

Chase Vista Funds
Financial Highlights throughout each period indicated (unaudited)
--------------------------------------------------------------------------------

                                                                           Equity Income Fund
                                                   -------------------------------------------------------------------
                                                                                 Class A
                                                   -------------------------------------------------------------------
                                                    11/01/98                         Year Ended
                                                     Through  --------------------------------------------------------
                                                    04/30/99   10/31/98   10/31/97   10/31/96   10/31/95    10/31/94
                                                   ---------- ---------- ---------- ---------- ---------- ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period .............  $ 19.07    $ 19.23    $ 15.98    $ 13.39    $ 12.12     $  13.84
                                                    -------    -------    -------    -------    -------     --------
Income from Investment Operations:
 Net investment income ...........................     0.07       0.22       0.26       0.35       0.35         0.29
 Net Gains or Losses in Securities
  (both realized and unrealized) .................     2.91       1.07       4.71       3.43       1.70        (0.48)
                                                    -------    -------    -------    -------    -------     --------
  Total from Investment Operations ...............     2.98       1.29       4.97       3.78       2.05        (0.19)
                                                    -------    -------    -------    -------    -------     --------
Distributions to Shareholders from:
 Dividends from Net Investment Income ............     0.07       0.27       0.23       0.33       0.37         0.26
 Distributions from Capital Gains ................     0.11       1.18       1.49       0.86       0.41         1.27
                                                    -------    -------    -------    -------    -------     --------
  Total dividends and distributions ..............     0.18       1.45       1.72       1.19       0.78         1.53
                                                    -------    -------    -------    -------    -------     --------
Net Asset Value, End of Period ...................  $ 21.87    $ 19.07    $ 19.23    $ 15.98    $ 13.39     $  12.12
                                                    =======    =======    =======    =======    =======     ========
Total Return (1) .................................    15.72%      6.90%     33.66%     29.79%     17.97%       (1.35%)
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) .........  $    90    $    80    $    47    $    17    $    12     $     11
Ratios to Average Net Assets:#
 Expenses ........................................     1.44%      1.46%      1.50%      1.50%      1.50%        1.50%
 Net investment income ...........................     0.64%      1.20%      1.65%      2.41%      2.81%        2.31%
 Expenses without waivers and
  assumption of expenses .........................     1.44%      1.46%      1.70%      2.32%      2.19%        2.02%
 Net investment income without waivers
  and assumptions of expenses ....................     0.64%      1.20%      1.45%      1.59%      2.12%        1.79%
Portfolio Turnover Rate ..........................       94%       160%        75%       114%        91%          75%

                                                                            Equity Income Fund
                                                   --------------------------------------------------------------------
                                                                      Class B                           Class C
                                                   --------------------------------------------- ----------------------
                                                    11/01/98        Year Ended       05/07/96**   11/01/98   01/08/98**
                                                     Through  ---------------------    Through     Through    Through
                                                    04/30/99   10/31/98   10/31/97    10/31/96    04/30/99    10/31/98
                                                   ---------- ---------- ---------- ------------ ---------- -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period .............  $ 18.92    $ 19.09    $ 15.92     $ 14.56     $ 18.91    $ 18.62
                                                    -------    -------    -------     -------     -------    -------
Income from Investment Operations:
 Net investment income ...........................     0.02       0.14       0.22        0.13        0.02       0.09
 Net Gains or Losses in Securities
  (both realized and unrealized) .................     2.88       1.05       4.62        1.38        2.88       0.31
                                                    -------    -------    -------     -------     -------    -------
  Total from Investment Operations ...............     2.90       1.19       4.84        1.51        2.90       0.40
                                                    -------    -------    -------     -------     -------    -------
Distributions to Shareholders from:
 Dividends from Net Investment Income ............     0.03       0.18       0.18        0.15        0.03       0.11
 Distributions from Capital Gains ................     0.11       1.18       1.49          --        0.11         --
                                                    -------    -------    -------     -------    -------    --------
  Total dividends and distributions ..............     0.14       1.36       1.67        0.15        0.14       0.11
                                                    -------    -------    -------     -------    -------    --------
Net Asset Value, End of Period ...................  $ 21.68    $ 18.92    $ 19.09     $ 15.92     $ 21.67    $ 18.91
                                                    =======    =======    =======     ========    =======   ========
Total Return (1) .................................    15.37%      6.42%     32.87%      10.43%      15.40%      2.13%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) .........  $    31    $    26    $    15     $     1     $     7    $     4
Ratios to Average Net Assets:#
 Expenses ........................................     1.94%      1.96%      2.11%       2.25%       1.94%      1.95%
 Net investment income ...........................     0.14%      0.07%      1.06%       1.75%       0.15%      0.56%
 Expenses without waivers and
  assumption of expenses .........................     1.94%      1.96%      2.13%       2.75%       1.94%      1.95%
 Net investment income without waivers
  and assumptions of expenses ....................     0.14%      0.07%      1.04%       1.25%       0.15%      0.56%
Portfolio Turnover Rate ..........................       94%       160%        75%        114%         94%       160%

-------
 ** Commencement of offering class of shares.
(1) Total return figures do not include the effect of any front-end sales load. # Short periods have been annualized.


                       See notes to financial statements.

Chase Vista Funds
Financial Highlights throughout each period indicated (unaudited)
--------------------------------------------------------------------------------

                                                                                           Small Cap
                                                                                       Opportunities Fund
                                                                       --------------------------------------------------
                                                                                      Class A                  Class B
                                                                       ------------------------------------- ------------
                                                                         11/01/98     11/01/97    05/19/97*    11/01/98
                                                                          Through      Through     Through      Through
                                                                         04/30/99     10/31/98     10/31/97    04/30/99
                                                                       ------------ ------------ ----------- ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period .................................   $  12.79     $  13.85    $   1.00     $  12.67
                                                                         --------     --------    --------     --------
Income from Investment Operations:
 Net investment income ...............................................      (0.07)       (0.09)      (0.04)       (0.13)
 Net Gains or Losses in Securities (both realized and unrealized) ....       1.82        (0.97)       3.89         1.81
                                                                         --------     --------    --------     --------
 Total from Investment Operations ....................................       1.75        (1.06)       3.85         1.68
                                                                         --------     --------    --------     --------
Distributions to Shareholders from:
 Dividends from Net Investment Income ................................         --           --          --           --
 Distributions from Capital Gains ....................................         --           --          --           --
                                                                         --------     --------    --------     --------
  Total dividends and distributions ..................................         --           --          --           --
                                                                         --------     --------    --------     --------
Net Asset Value, End of Period .......................................   $  14.54     $  12.79    $  13.85     $  14.35
                                                                         ========     ========    ========     ========
Total Return (1) .....................................................      13.68%       (7.65%)     38.50%       13.26%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) .............................   $     72     $     62    $     43     $     62
Ratios to Average Net Assets:#
 Expenses ............................................................       1.49%        1.50%       1.49%        2.23%
 Net investment income ...............................................      (0.96%)      (0.91%)     (1.16%)      (1.69%)
 Expenses without waivers and assumption of expenses .................       1.84%        1.83%       2.38%        2.33%
 Net investment income without waivers and assumptions of expenses ...      (1.31%)      (1.24%)     (2.05%)      (1.79%)
Portfolio Turnover Rate ..............................................         45%          68%          7%          45%

                                                                                           Small Cap
                                                                                      Opportunities Fund
                                                                      ------------------------------------------------   -----------
                                                                              Class B                                      Class I
                                                                      ------------------------                           -----------
                                                                        11/01/97    05/19/97*    11/01/98   01/07/98**    04/06/99**
                                                                         Through     Through      Through     Through      Through
                                                                        10/31/98     10/31/97    04/30/99    10/31/98      04/30/99
                                                                      ------------ ----------- ------------------------  -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period .................................  $  13.81    $  10.00     $  12.66    $  13.17     $  14.11
                                                                        --------    --------     --------    --------     --------
Income from Investment Operations:
 Net investment income ...............................................     (0.17)      (0.06)       (0.10)      (0.08)       (0.01)
 Net Gains or Losses in Securities (both realized and unrealized) ....     (0.97)       3.87         1.78       (0.43)        0.44
                                                                        --------    --------     --------    --------     --------
 Total from Investment Operations ....................................     (1.14)       3.81         1.68       (0.51)        0.43
                                                                        --------    --------     --------    --------     --------
Distributions to Shareholders from:
 Dividends from Net Investment Income ................................        --          --           --          --           --
 Distributions from Capital Gains ....................................        --          --           --          --           --
                                                                        --------    --------     --------    --------     --------
  Total dividends and distributions ..................................        --          --           --          --           --
                                                                        --------    --------     --------    --------     --------
Net Asset Value, End of Period .......................................  $  12.67    $  13.81     $  14.34    $  12.66     $  14.54
                                                                        ========    ========     ========    ========     ========
Total Return (1) .....................................................     (8.25%)     38.10%       13.27%      (3.87%)       3.05%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) .............................  $     57    $     38     $      7    $      5     $      1
Ratios to Average Net Assets:#
 Expenses ............................................................      2.24%       2.24%        2.22%       2.24%        1.09%
 Net investment income ...............................................     (1.65%)     (1.93%)      (1.69%)     (1.55%)      (0.59%)
 Expenses without waivers and assumption of expenses .................      2.33%       2.88%        2.34%       2.29%        1.47%
 Net investment income without waivers and assumptions of expenses ...     (1.74%)     (2.57%)      (1.81%)     (1.60%)      (0.97%)
Portfolio Turnover Rate ..............................................        68%          7%          45%         68%          45%


-------
 * Commencement of operations.
** Commencement of offering class of shares.
(1)Total return figures do not include the effect of any front-end sales load. # Short periods have been annualized.


                       See notes to financial statements.

Chase Vista Funds
Financial Highlights throughout each period indicated (unaudited)
--------------------------------------------------------------------------------

                                                                                            Focus Fund
                                                                         -------------------------------------------------
                                                                                 Class A                  Class B
                                                                         ------------------------ ------------------------
                                                                           11/01/98    06/30/98*    11/01/98    06/30/98*
                                                                            Through     Through      Through     Through
                                                                           04/30/99     10/31/98    04/30/99     10/31/98
                                                                         ------------ ----------- ------------ -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period ...................................   $   9.40    $  10.00     $   9.38    $  10.00
                                                                           --------    --------     --------    --------
Income from Investment Operations:
 Net investment income .................................................         --        0.01        (0.03)         --
 Net Gains or Losses in Securities (both realized and unrealized) ......       1.08       (0.61)        1.08       (0.62)
                                                                           --------    --------     --------    --------
  Total from Investment Operations .....................................       1.08       (0.60)        1.05       (0.62)
                                                                           --------    --------     --------    --------
Distributions to Shareholders from:
 Dividends from Net Investment Income ..................................       0.01          --           --          --
 Distributions from Capital Gains ......................................         --          --           --          --
                                                                           --------    --------     --------    --------
  Total dividends and distributions ....................................       0.01          --           --          --
                                                                           --------    --------     --------    --------
Net Asset Value, End of Period .........................................   $  10.47    $   9.40     $  10.43    $   9.38
                                                                           ========    ========     ========    ========
Total Return (1) .......................................................      11.48%      (6.00%)      11.19%      (6.20%)
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) ...............................   $     21    $     18     $     29    $     18
Ratios to Average Net Assets:#
 Expenses ..............................................................       1.25%       1.25%        1.85%       1.85%
 Net investment income .................................................      (0.04%)      0.48%       (0.65%)     (0.15%)
 Expenses without waivers and assumption of expenses ...................       1.88%       2.05%        2.37%       2.54%
 Net investment income without waivers and assumptions of expenses .....      (0.67%)     (0.32%)      (1.17%)     (0.84%)
Portfolio Turnover Rate ................................................         71%         33%          71%         33%



                                                                                              Focus Fund
                                                                         -----------------------------------------------------
                                                                                 Class C                    Class I
                                                                         ------------------------ ----------------------------
                                                                           11/01/98    06/30/98*      11/01/98      06/30/98*
                                                                            Through     Through       Through        Through
                                                                           04/30/99     10/31/98      04/30/99      10/31/98
                                                                         ------------ ----------- --------------- ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ...................................   $   9.38    $  10.00     $      9.40     $  10.00
                                                                           --------    --------     -----------     --------
Income from Investment Operations:
 Net investment income .................................................      (0.03)         --            0.02         0.02
 Net Gains or Losses in Securities (both realized and unrealized) ......       1.07       (0.62)           1.08        (0.62)
                                                                           --------    --------     -----------     --------
  Total from Investment Operations .....................................       1.04       (0.62)           1.10        (0.60)
                                                                           --------    --------     -----------     --------
Distributions to Shareholders from:
 Dividends from Net Investment Income ..................................         --          --            0.02           --
 Distributions from Capital Gains ......................................         --          --              --           --
                                                                           --------    --------     -----------     --------
  Total dividends and distributions ....................................         --          --            0.02           --
                                                                           --------    --------     -----------     --------
Net Asset Value, End of Period .........................................   $  10.42    $   9.38     $     10.48     $   9.40
                                                                           ========    ========     ===========     ========
Total Return (1) .......................................................      11.09%      (6.20%)         11.66%       (6.00%)
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) ...............................   $      6    $      4     $         1     $      1
Ratios to Average Net Assets:#
 Expenses ..............................................................       1.85%       1.85%           1.00%        1.00%
 Net investment income .................................................      (0.65%)     (0.14%)          0.17%        0.78%
 Expenses without waivers and assumption of expenses ...................       2.37%       2.55%       (1010.78%)       1.80%
 Net investment income without waivers and assumptions of expenses .....      (1.17%)     (0.84%)      (1009.61%)      (0.02%)
Portfolio Turnover Rate ................................................         71%         33%             71%          33%

-------
 * Commencement of operations.
(1)Total return figures do not include the effect of any front-end sales load. # Short periods have been annualized.


                       See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments April 30, 1999 (unaudited)
(amounts in thousands)

Shares     Issuer                                Value
----------------------------------------------------------
Long-Term Investments -- 99.2%
----------------------------------------------------------
           Common Stock -- 94.4%
           ---------------------
           Aerospace -- 3.6%
   650      Allied-Signal, Inc.                  $   38,188
   300      Boeing Co.                               12,188
   500      General Dynamics Corp.                   35,125
   300      Sundstrand Corp.                         21,525
                                                 ----------
                                                    107,026
                                                 ----------
           Airlines -- 1.0%
   425      AMR Corp.*                               29,670
                                                 ----------
           Automotive -- 1.6%
   562      Delphi Automotive Systems Corp.          10,924
   600      Ford Motor Co.                           38,363
                                                 ----------
                                                     49,287
                                                 ----------
           Banking -- 7.0%

   450      Bank of New York Co., Inc.               18,000
   500      Bank One Corp.                           29,500
   514      BankAmerica Corp.                        37,043
   500      Comerica, Inc.                           32,531
   400      First Union Corp.                        22,150
   550      Fleet Financial Group, Inc.              23,684
   350      Mellon Bank Corp.                        26,009
   600      UnionBanCal Corp.                        20,475
                                                 ----------
                                                    209,392
                                                 ----------
           Broadcasting -- 1.7%
   750      CBS Corp.                                34,172
   275      Comcast Corp., Special Class A           18,064
                                                 ----------
                                                     52,236
                                                 ----------
           Business Services -- 0.3%
   500      Cendant Corp.                             9,000
                                                 ----------
           Chemicals -- 1.3%
   355      E. I. Du Pont de Nemours and Co.         25,072
   300      Rohm & Haas Co.                          13,444
                                                 ----------
                                                     38,516
                                                 ----------
           Computer Software -- 1.5%
   731      American Management Systems, Inc.*       25,128

         See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)

Shares    Issuer                                     Value
--------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------
   300     Computer Associates International         $  12,806
   388     Mastech Corp.*                                5,699
                                                     ---------
                                                        43,633
                                                     ---------
          Computers/Computer Hardware -- 1.8%
   150     EMC Corp.*                                   16,341
   150     Lexmark International Group, Inc.,
           Class A (Germany)*                           18,525
   300     Sun Microsystems, Inc.*                      17,944
                                                     ---------
                                                        52,810
                                                     ---------
          Construction Materials -- 0.8%
   850     Masco Corp.                                  24,969
                                                     ---------
          Consumer Products -- 2.3%
   525     Fortune Brands, Inc.                         20,738
 1,050     Philip Morris Companies, Inc.                36,816
   700     Shaw Industries, Inc.                        12,688
                                                     ---------
                                                        70,242
                                                     ---------
          Diversified -- 1.1%
   400     Tyco International LTD (Bermuda)             32,500
                                                     ---------
          Electronics/Electrical Equipment -- 5.2%
   400     Altera Corp.                                 28,900
   400     KLA-Tencor Corp.                             19,850
   400     Micron Technology, Inc.                      14,850
   200     Motorola, Inc.                               16,025
   350     Teradyne Inc.*                               16,516
   300     Texas Instruments, Inc.                      30,637
   600     Vitesse Semiconductor Corp.*                 27,788
                                                     ---------
                                                       154,566
                                                     ---------
          Entertainment/Leisure -- 1.7%
   350     Time Warner, Inc.                            24,500
   669     Viacom, Inc. Class B*                        27,345
                                                     ---------
                                                        51,845
                                                     ---------
          Environmental Services -- 1.7%
   900     Waste Management, Inc.                       50,850
                                                     ---------
          Financial Services -- 3.8%
   300     Ambac Financial Group Inc.                   18,112
   636     Associates First Capital Corp., Class A      28,183

             See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)

Shares    Issuer                                     Value
--------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------
   500     Freddie Mac                                $   31,375
   200     Merrill Lynch & Co.                            16,787
   500     Washington Mutual Inc.                         20,563
                                                      ----------
                                                         115,020
                                                      ----------
          Food/Beverage Products -- 2.5%
   300     Anheuser-Busch Companies, Inc.                 21,937
   400     Quaker Oats Co.                                25,825
   550     Sara Lee Corp.                                 12,238
   717     The Pepsi Bottling Group, Inc.                 15,102
                                                      ----------
                                                          75,102
                                                      ----------
          Health Care/Health Care Services -- 4.4%
   250     Aetna Inc.                                     21,922
   260     Cigna Corp.                                    22,669
 2,842     HEALTHSOUTH Corp.*                             38,185
   800     Tenet Healthcare Corp.*                        18,900
   450     Wellpoint Health Networks, Inc.,
            Class A*                                      31,612
                                                      ----------
                                                         133,288
                                                      ----------
          Hotels/Other Lodging -- 1.3%
   500     Mirage Resorts, Inc.*                          11,219
 2,500     Park Place Entertainment Corp.                 27,031
                                                      ----------
                                                          38,250
                                                      ----------
          Insurance -- 4.4%
   350     Loews Corp.                                    25,616
   410     Marsh & McLennan Companies, Inc.               31,391
   550     Reliastar Financial Corp.                      20,212
   800     The Allstate Corp.                             29,100
   200     UNUM Corp.                                     10,925
   260     XL Capital LTD (Bermuda)                       15,779
                                                      ----------
                                                         133,023
                                                      ----------
          Machinery & Engineering Equipment -- 0.5%
   500     McDermott International, Inc.                  14,500
                                                      ----------
          Manufacturing -- 2.0%
   678     Ingersoll-Rand Co.                             46,875
   200     Johnson Controls, Inc.                         14,562
                                                      ----------
                                                          61,437
                                                      ----------

                See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)

Shares    Issuer                                     Value
--------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------
          Metals/Mining -- 2.2%
   450     Alcoa Inc.                           $   28,012
   650     Newmont Mining Corp.                     15,641
   350     RIO Tinto PLC, ADR (United
            Kingdom)                                23,844
                                                ----------
                                                    67,497
                                                ----------
          Office/Business Equipment -- 0.6%
   300     Xerox Corp.                              17,625
                                                ----------
          Oil & Gas -- 9.9%
   800     Burlington Resources, Inc.               36,850
   310     Chevron Corp.                            30,922
 1,281     Coastal Corp.                            49,006
   600     Diamond Offshore Drilling, Inc.          19,837
   100     Enron Corp.                               7,525
   500     Enron Oil & Gas Co.                       9,500
 1,050     Halliburton Co.                          44,756
   295     Mobil Corp.                              30,901
   650    Royal Dutch Petroleum Co., New
           York Registered Shares
            (Netherlands)                           38,147
   217     Texaco, Inc.                             13,617
   600     Tosco Corp.                              16,050
                                                ----------
                                                   297,111
                                                ----------
          Packaging -- 0.6%
   660     Owens-Illinois, Inc.*                    19,137
                                                ----------
          Paper/Forest Products -- 2.5%
 1,000     Asia Pulp & Paper Co. LTD ADR
             (Singapore)                            10,500
   500     Boise Cascade Corp.                      20,125
   300     Weyerhaeuser Co.                         20,137
   500     Willamette Industries, Inc.              23,375
                                                ----------
                                                    74,137
                                                ----------
          Pharmaceuticals -- 3.1%
   400     American Home Products Corp.             24,400
   808     Pharmacia & Upjohn, Inc.                 45,248
   475     Schering-Plough Corp.                    22,948
                                                ----------
                                                    92,596
                                                ----------


            See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)

Shares    Issuer                                     Value
-----------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------
          Pipelines -- 0.3%
   186     Columbia Energy Group, Inc.           $    8,916
                                                 ----------
          Printing & Publishing -- 1.6%
   950     New York Times Co., Class A               32,775
   500     The News Corporation, Preference
            Shares, ADR (Australia)                  15,281
                                                 ----------
                                                     48,056
                                                 ----------
          Real Estate Investment Trust -- 2.0%
   374     Duke Realty Investments, Inc.              8,784
   550     Equity Office Properties Trust            15,159
   480     Equity Residential Properties Trust       22,200
   525     Public Storage, Inc.                      14,634
                                                 ----------
                                                     60,777
                                                 ----------
          Retailing -- 5.9%
   300     Circuit City Stores, Inc.                 18,450
   450     Dayton-Hudson Corp.                       30,291
   342     Federated Department Stores*              15,968
 1,700     K-Mart Corp.                              25,287
   535     Kroger Co.*                               29,057
 1,618     Office Depot, Inc.*                       35,596
   650     TJX Companies, Inc.                       21,653
                                                 ----------
                                                    176,302
                                                 ----------
          Shipping/Transportation -- 1.0%
   400     Burlington Northern Santa Fe              14,650
   250     Union Pacific Corp.                       15,000
                                                 ----------
                                                     29,650
                                                 ----------
          Steel -- 0.5%
   650     Allegheny Teledyne, Inc.                  14,544
                                                 ----------
          Telecommunications -- 4.3%
   520     American Tower Corp.*                     11,017
   398     AT&T Corp.                                20,106
   600     BellSouth Corp.                           26,850
   400     GTE Corp.                                 26,775
   350     MCI WorldCom, Inc.*                       28,766
   150     Sprint Corp.                              15,384
                                                 ----------
                                                    128,898
                                                 ----------

           See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)

Shares    Issuer                                     Value
-----------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------
           Telecommunications Equipment -- 0.9%
    700     General Instrument Corp.              $  25,550
                                                  ---------
           Toys & Games -- 0.9%
    750     Hasbro, Inc.                             25,594
                                                  ---------
           Utilities -- 6.6%
    200     AES Corp.                                10,000
    400     Bell Atlantic Corp.                      23,050
    400     CMS Energy Corp.                         17,600
    750     Consolidated Edison, Inc.                34,078
    400     DQE, Inc.                                16,475
    500     FPL Group Inc.                           28,187
    770     Pinnacle West Capital Corp.              29,886
    700     Texas Utilities Co.                      27,825
    277     Unicom Corp.                             10,751
                                                  ---------
                                                    197,852
                                                  ---------
           Total Common Stock                     2,831,404
           (Cost $2,296,645)                      ---------

           Convertible Preferred Stock -- 3.2%
           -------------------------------------
           Capital Goods -- 0.6%
    300     Sealed Air Corp., $2.00, 04/01/18,
             Ser. A                                  17,625
                                                  ---------
           Manufacturing -- 0.3%
    240     Ingersoll-Rand Co., 6.75%,
             12/31/49 Ser.                            7,785
                                                  ---------
           Telecommunications -- 1.9%
    100     Global TeleSystems Group Inc.,
             7.25%, 12/31/49 Ser.#                    5,525
    500     Qwest Trends Trust, 5.75%,
             11/17/03 Ser.#                          36,625
     50     Viacom International (TCI Pacific),
             5.00%, 7/31/06 Ser.                     15,638
                                                  ---------
                                                     57,788
                                                  ---------
           Utilities -- 0.4%
    102     Houston Industries, Inc., 7.00%,
             07/01/00 Ser.                           12,036
                                                  ---------
           Total Convertible Preferred Stock         95,234
           (Cost $59,178)                         ---------


                       See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)

Shares    Issuer                                             Value
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
            Convertible Corporate Notes & Bonds -- 1.6%
            -------------------------------------------
            Computer Software -- 0.2%
$  3,700     Comverse Technology, Inc., 4.50%,
              07/01/05#                                  $    6,050
                                                         ---------
            Computers/Computer Hardware -- 0.6%
   3,600     EMC Corp., 3.25%, 03/11/02#                     17,316
                                                         ---------
            Health Care/Health Care Services -- 0.4%
   3,000     Res-Care, Inc., 6.00%, 12/01/04#                 3,277
  10,000     Total Renal Care, 7.00%, 05/15/09#               8,125
                                                         ---------
                                                             11,402
                                                         ---------
            Telecommunications -- 0.3%
   8,000     Bell Atlantic Financial Services, Inc.,
              4.25%, 09/15/05                                 8,831
                                                         ---------
            Utilities -- 0.1%
   5,000     AES Corp., 4.50%, 08/15/05                       5,600
                                                         ---------
            Total Convertible Corporate                     49,199
            Notes & Bonds
            (Cost $34,568)
-------------------------------------------------------------------
            Long-Term Investments                        2,975,837
            (Cost $2,390,391)
-------------------------------------------------------------------
Short-Term Investments -- 1.7%
-------------------------------------------------------------------
            Commercial Paper -- 0.4%
            ------------------------
  12,400    General American Funding
            Agreement                                       12,453
                                                         ---------
            (Cost $12,453)
            Repurchase Agreement -- 1.3%
            ----------------------------
  38,898    Greenwich Capital Markets, Inc.,
            4.93%, due 05/03/99, (Dated
            04/30/99, Proceeds $38,914,
            Secured by FHLMC Gold,
            $39,052 at 6.50%, due 03/01/29
            through 04/01/29; FNMA, $910,
            at 7.50%, due 11/01/13; Market
            Value $39,672)                                  38,898
            (Cost $38,898)
-------------------------------------------------------------------

            See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)

Shares    Issuer                                             Value
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
            Total Short-Term Investments                 $   51,351
            (Cost $51,351)
------------------------------------------------------------------
            Total Investments -- 100.9%                  $3,027,188
            (Cost $2,441,742)
------------------------------------------------------------------

* -- Non-income producing security.

# -- Security may only be sold to qualified institutional buyers.

ADR -- American Depositary Receipt.

FHLMC -- Federal Home Loan Mortgage Corp.

FNMA--Federal National Mortgage Association.


        See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments April 30, 1999 (unaudited)
(amounts in thousands)


Shares     Issuer                                Value
----------------------------------------------------------
Long-Term Investments -- 96.4%
-----------------------------------------------------------
           Common Stock -- 96.3%
           ---------------------
           Aerospace -- 3.0%
    260     General Dynamics Corp.               $   18,265
    200     Sundstrand Corp.                         14,350
                                                 ----------
                                                     32,615
                                                 ----------
           Automotive -- 1.5%
    710     Tower Automotive, Inc.*                  16,330
                                                 ----------
           Banking -- 4.3%
    150     Astoria Financial Corp.                   7,519
    200     Cullen/Frost Bankers, Inc.               10,787
    211     TCF Financial Corp.                       6,109
    327     Zions Bancorporation                     21,807
                                                 ----------
                                                     46,222
                                                 ----------
           Biotechnology -- 0.9%
    100     Biogen, Inc.*                             9,506
                                                 ----------
           Broadcasting -- 1.2%
    200     Comcast Corp., Special Class A           13,137
                                                 ----------
           Business Services -- 7.5%
    400     ACNielsen Corp.*                         11,150
    300     Affiliated Computer Services, Inc.,
             Class A*                                11,475
    100     Galileo International Inc.                4,900
    352     Harte-Hanks, Inc.                         8,888
    418     ITT Educational Services, Inc.*          10,262
    103     Metzler Group, Inc.*                      2,871
    350     NCR Corp.                                14,350
    220     Nielsen Media Research, Inc.              6,023
    400     Snyder Communications, Inc.*             11,750
                                                 ----------
                                                    81,669
                                                 ----------
           Chemicals -- 0.6%
     39     Millennium Chemicals Inc.                 1,056
    363     Wellman Inc.                              5,198
                                                 ----------
                                                      6,254
                                                 ----------
           Computer Software -- 4.5%
    955     American Management Systems, Inc.*       32,828
    150     CSG Systems International, Inc.*          5,794
    150     Electronic Arts Inc.                      7,622

             See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)

Shares    Issuer                                     Value
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
   165     Mastech Corp.*                            $    2,425
                                                     ----------
                                                         48,669
                                                     ----------
          Computers/Computer Hardware -- 2.8%
   104     ASM Lithography Holding NV
            (Netherlands)                                 4,056
   225     Comverse Technology, Inc.*                    14,428
   100     Lexmark International Group, Inc.,
           Class A (Germany)*                            12,350
                                                     ----------
                                                         30,834
                                                     ----------
          Construction -- 1.7%
   600     J. Ray McDermott, SA                          18,900
                                                     ----------
          Consumer Products -- 3.2%
   200     Premark International, Inc.                    7,362
 1,185     Shaw Industries, Inc.                         21,478
   150     York International Corp.                       6,187
                                                     ----------
                                                         35,027
                                                     ----------
          Electronics/Electrical Equipment -- 6.9%
   289     Altera Corp.                                  20,880
   200     EG&G, Inc.                                     6,250
   250     KLA-Tencor Corp.                              12,406
   225     Microchip Technology, Inc.*                    7,875
   200     Micron Technology, Inc.                        7,425
   425     Vitesse Semiconductor Corp.*                  19,683
                                                     ----------
                                                         74,519
                                                     ----------
          Entertainment/Leisure -- 9.2%
 1,028     AT&T Corp. -- Liberty Media
            Group, Ser. A*                               65,664
   200     Circus Circus Enterprises Inc.*                4,213
 1,100     International Game Technology                 19,525
   300     Station Casinos, Inc.                          4,931
   150     USA Networks                                   5,606
                                                     ----------
                                                         99,939
                                                     ----------
          Environmental Services -- 1.0%
   513     Republic Services, Inc.                       10,549
                                                     ----------
          Financial Services -- 1.9%
   340     Ambac Financial Group Inc.                    20,528
                                                     ----------

             See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)

Shares    Issuer                                     Value
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
          Food/Beverage Products -- 0.8%
   400     Flowers Industries, Inc.                  $    8,500
                                                     ----------
          Health Care/Health Care Services -- 4.4%
   151     HCR Manor Care, Inc.*                          4,190
   750     Trigon Healthcare, Inc.*                      23,812
   119     Universal Health Services, Inc.,
            Class B*                                      6,166
   195     Wellpoint Health Networks, Inc.,
            Class A*                                     13,699
                                                     ----------
                                                         47,867
                                                     ----------
          Home Building Construction -- 0.7%
   300     Lennar Corp.                                   7,256
                                                     ----------
          Hotels/Other Lodging -- 5.1%
   600     Harrah's Entertainment Inc.                   13,200
   450     Mirage Resorts, Inc.*                         10,097
 3,000     Park Place Entertainment Corp.                32,437
                                                     ----------
                                                         55,734
                                                     ----------
          Insurance -- 3.6%
   249     CMAC Investment Corp.                         11,423
   320     Nationwide Financial Services, Inc.,
            Class A                                      14,840
   350     Reliastar Financial Corp.                     12,862
                                                     ----------
                                                         39,125
                                                     ----------
          Internet Services/Software -- 2.6%
    50     At Home Corp.*                                 7,197
   170     EarthLink Network, Inc.*                      11,719
   125     Verio Inc.*                                    8,875
                                                     ----------
                                                         27,791
                                                     ----------
          Machinery & Engineering Equipment -- 2.6%
   295     Applied Power, Inc., Class A                   9,311
   500     Cooper Cameron Corp.                          19,313
                                                     ----------
                                                         28,624
                                                     ----------
          Manufacturing -- 1.5%
    70    Johnson Controls, Inc.                          5,097
   248     Pentair, Inc.                                 11,632
                                                     ----------
                                                         16,729
                                                     ----------

             See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)

Shares    Issuer                                     Value
-----------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------
          Metals/Mining -- 1.6%
   300     Freeport-McMoRan Copper &
            Gold, Inc.                           $    4,594
   202     Reynolds Metals Co.                       12,600
                                                 ----------
                                                     17,194
                                                 ----------
          Oil & Gas -- 1.2%
   400     Diamond Offshore Drilling, Inc.           13,225
                                                 ----------
          Paper/Forest Products -- 1.1%
   250     Willamette Industries, Inc.               11,688
                                                 ----------
          Real Estate Investment Trust -- 1.5%
   250     Beacon Capital Partners Inc.*              3,781
   100     Equity Residential Properties Trust        4,625
   300     Public Storage, Inc.                       8,362
                                                 ----------
                                                     16,768
                                                 ----------
          Restaurants/Food Services -- 1.2%
    52     Brinker International Inc.                 1,437
   500     Darden Restaurants, Inc.                  11,156
                                                 ----------
                                                     12,593
                                                 ----------
          Retailing -- 8.5%
    45     American Eagle Outfitters Inc.             3,364
   300     Ethan Allen Interiors, Inc.*              15,206
   120     Family Dollar Stores, Inc.                 2,895
   300     Kroger Co.*                               16,294
   100     Linens 'N Things, Inc.*                    4,575
 1,000     Office Depot, Inc.*                       22,000
   200     Payless ShoeSource, Inc.                   9,688
   400     Ross Stores, Inc.                         18,375
                                                 ----------
                                                     92,397
                                                 ----------
          Shipping/Transportation -- 0.5%
   178     C.H. Robinson Worldwide, Inc.              5,314
                                                 ----------
          Steel -- 0.7%
   300     AK Steel Holding Corp.                     7,800
                                                 ----------
          Telecommunications -- 2.2%
   225     American Tower Corp.*                      4,767
   200     NEXTLINK Communications, Inc.,
            Class A*                                 14,650
    25     QUALCOMM Inc.                              5,000
                                                 ----------
                                                     24,417
                                                 ----------


             See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)

Shares    Issuer                                     Value
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
                 Telecommunications Equipment -- 1.7%
       500        General Instrument Corp.              $   18,250
                                                        ----------
                 Toys & Games -- 1.2%
       375        Hasbro, Inc.                              12,797
                                                        ----------
                 Utilities -- 3.4%
       475        CMS Energy Corp.                          20,900
       400        Pinnacle West Capital Corp.               15,525
                                                        ----------
                                                            36,425
                                                        ----------
                 Total Common Stock                      1,045,192
                 (Cost $814,574)                        ----------

 Principal
  Amount
                 U.S. Treasury Securities -- 0.1%
                 --------------------------------
 $     565        U.S. Treasury Notes, 6.88%, due
                   05/16/06                                    613
                 (Cost $571)
------------------------------------------------------------------
                 Total Long-Term Investments             1,045,805
                 (Cost $815,145)
------------------------------------------------------------------
Short-Term Investments -- 4.7%
------------------------------------------------------------------
                 Commercial Paper -- 0.9%
                 ------------------------
    10,000        General American Funding Agreement        10,043
                 (Cost $10,043)                         ----------

                 Repurchase Agreement -- 3.8%
                 -------------------------------------
    40,995       Greenwich Capital Markets, Inc.,
                  4.93%, due 05/03/99, (Dated
                  04/30/99, Proceeds $41,007,
                  Secured by FHLMC Gold,
                  $28,065 at 6.50%, due 03/01/29;
                  FNMA, $34,173, 6.26% through
                   7.50%, due 02/01/09 through
                  02/01/09; Market Value $41,813)           40,995
                 (Cost $40,995)
------------------------------------------------------------------
                 Total Short-Term Investments               51,038
                 (Cost $51,038)
------------------------------------------------------------------
                 Total Investments -- 101.1%            $1,096,843
                 (Cost $866,183)
------------------------------------------------------------------

        See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(amounts in thousands)

* -- Non income producing security.
# -- Security may only be sold to qualified institutional buyers.
ADR -- American Depositary Receipt.
FHLMC -- Federal Home Loan Mortgage Corp.
FNMA -- Federal National Mortgage Association.



80



                       See notes to financial statements.

Portfolios
Statement of Assets and Liabilities April 30, 1999 (unaudited)
--------------------------------------------------------------------------------
(amounts in thousands)

                                                            Growth and       Capital
                                                              Income          Growth
                                                            Portfolio       Portfolio
                                                          -------------   -------------
ASSETS:
  Investment securities, at value (Note 1) ............   $3,027,188      $1,096,843
  Receivables:
   Investment securities sold .........................       30,657              --
   Interest and dividends .............................        3,559             638
  Other assets ........................................           57              33
                                                          ----------      ----------
    Total assets ......................................    3,061,461       1,097,514
                                                          ----------      ----------
LIABILITIES:
  Payable for investment securities purchased .........       60,057          11,182
  Accrued liabilities: (Note 2)
   Investment advisory fees ...........................          972             358
   Administration fees ................................          122              45
   Custodian ..........................................           23               8
   Other ..............................................          349             273
                                                          ----------      ----------
    Total Liabilities .................................       61,523          11,866
                                                          ----------      ----------
NET ASSETS APPLICABLE TO INVESTORS'
 BENEFICIAL INTERESTS .................................   $2,999,938      $1,085,648
                                                          ==========      ==========
  Cost of Investments .................................   $2,441,742      $  866,183
                                                          ==========      ==========

                       See notes to financial statements.

Portfolios
Statement of Operations For the six months ended April 30, 1999 (unaudited)
--------------------------------------------------------------------------------
(amounts in thousands)

                                                           Growth and     Capital
                                                             Income       Growth
                                                           Portfolio     Portfolio
                                                          -----------   ----------
INVESTMENT INCOME:
  Dividend ............................................   $ 19,150      $  3,561
  Interest ............................................      3,004         1,154
  Foreign taxes withheld ..............................        (51)           --
                                                          --------      --------
    Total investment income ...........................     22,103         4,715
                                                          --------      --------
EXPENSES: (Note 2)
  Investment Advisory fees ............................      5,785         2,341
  Administration fees .................................        723           293
  Custodian fees ......................................         87            47
  Professional fees ...................................         49            35
  Trustees fees and expenses ..........................         29            12
  Other ...............................................         88            39
                                                          --------      --------
    Total expenses ....................................      6,761         2,767
                                                          --------      --------
  Net investment income ...............................     15,342         1,948
                                                          --------      --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on investments ....................    473,279       107,837
  Change in net unrealized appreciation/
   depreciation on investments ........................    (44,477)       21,604
                                                          --------      --------
   Net realized and unrealized gain on
    investments .......................................    428,802       129,441
                                                          --------      --------
   Net increase in net assets from operations .........   $444,144      $131,389
                                                          ========      ========

                       See notes to financial statements.

Portfolios
Statement of Changes in Net Assets For the periods indicated (unaudited)
--------------------------------------------------------------------------------
(Amounts in thousands)

                                                                                               Growth and
                                                                                                 Income
                                                                                               Portfolio
                                                                                       -------------------------
                                                                                        11/01/98          Year
                                                                                         Through         Ended
                                                                                        04/30/99        10/31/98
                                                                                       ----------     ----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
 Net investment income .............................................................   $   15,342    $      34,737
 Net realized gain on investments and futures transactions .........................      473,279          203,734
 Change in net unrealized appreciation (depreciation) on investments and futures
  transactions .....................................................................      (44,477)          20,045
                                                                                       ----------    -------------
 Increase in net assets from operations ............................................      444,144          258,516
                                                                                       ----------    -------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
 Contributions .....................................................................      273,235        1,057,120
 Withdrawals .......................................................................     (469,586)      (1,226,801)
                                                                                       ----------    -------------
 Net (decrease) from transactions in investors' beneficial interests ...............     (196,351)        (169,681)
                                                                                       ----------    -------------
 Net increase (decrease) in net assets .............................................      247,793           88,835
NET ASSETS:
 Beginning of period ...............................................................    2,752,145        2,663,310
                                                                                       ----------    -------------
 End of period .....................................................................   $2,999,938    $   2,752,145
                                                                                       ==========    =============

                                                                                               Capital
                                                                                               Growth
                                                                                              Portfolio
                                                                                     ------------------------------
                                                                                        11/01/98           Year
                                                                                        Through           Ended
                                                                                        04/30/99         10/31/98
                                                                                     -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
 Net investment income .............................................................   $    1,948       $    7,562
 Net realized gain on investments and futures transactions .........................      107,837          108,711
 Change in net unrealized appreciation (depreciation) on investments and futures
  transactions .....................................................................       21,604         (115,006)
                                                                                       ----------       ----------
 Increase in net assets from operations ............................................      131,389            1,267
                                                                                       ----------       ----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
 Contributions .....................................................................      376,340          611,367
 Withdrawals .......................................................................     (613,739)        (736,449)
                                                                                       ----------       ----------
 Net (decrease) from transactions in investors' beneficial interests ...............     (237,399)        (125,082)
                                                                                       ----------       ----------
 Net increase (decrease) in net assets .............................................     (106,010)        (123,815)
NET ASSETS:
 Beginning of period ...............................................................    1,191,658        1,315,473
                                                                                       ----------       ----------
 End of period .....................................................................   $1,085,648       $1,191,658
                                                                                       ==========       ==========


                               See notes to financial statements.

--------------------------------------------------------------------------------
Portfolios
--------------------------------------------------------------------------------

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- Growth and Income Portfolio ("GIP") and Capital Growth Portfolio ("CGP"), (the "Portfolios") are separately registered under the Investment Company Act of 1940, as amended, as non-diversified, open end management investment companies organized as trusts under the laws of the State of New York. Each declaration of trust permits the Trustees to issue beneficial interests in the respective Portfolios.

The following is a summary of significant accounting policies followed by the
Portfolios:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates.

   A. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Repurchase agreements -- It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

   C. Futures contracts -- When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

   The Portfolios invested a portion of its liquid assets in long stock index futures contracts to more fully participate in the market. Use of long futures contracts subjects the Portfolios to risk of loss up to the amount of the nominal value of the contract.

   The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

   As of April 30, 1999, the Portfolios had no outstanding futures contracts.

   D. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed).

Portfolios

--------------------------------------------------------------------------------

   Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   E. Federal income taxes -- The Portfolios intend to continue to qualify as partnerships and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

   F. Expenses -- Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.

2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolios. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolios and for such services is paid a fee.

   The fee is computed daily and paid monthly at an annual rate equal to 0.40% of the Portfolios' average daily net assets.

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each of the Portfolios pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of each Portfolio's average daily net assets.

   B. Custodial fees -- Chase, as Custodian provides safekeeping services for the Portfolios' securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

   C. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trusts. For these services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.

3. Investment Transactions -- For the six months ended April 30, 1999, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                                                       GIP            CGP
                                                  -------------   -----------
Purchases (excluding U.S. Government) .........   $2,087,884      $594,087
Sales (excluding U.S. Government) .............    2,125,522       803,231

The portfolio turnover rates of GIP and CGP for the six months ended April 30, 1999, were 74% and 52% respectively.

4. Retirement Plan -- The Portfolios have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolios who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six months ended April 30, 1999, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued

Portfolios

--------------------------------------------------------------------------------

liabilities, respectively, in the Statement of Assets and Liabilities were as follows (in thousands):

                               Accrued
                  Pension      Pension
                 Expenses     Liability
                ----------   ----------
GIP .........       $13          $25
CGP .........         6           11

5. Bank Borrowings -- The Portfolios may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Portfolio's total assets must be repaid before the Portfolio may make additional investments. The Portfolios have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.35%. The Portfolios also pay a commitment fee of 0.075% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations.
Borrowings are payable on demand.

The Portfolios had no borrowings outstanding at April 30, 1999, nor at any point during the year.

                     [This page intentionally left blank]

--------------------------------------------------------------------------------
CHASE VISTA EQUITY FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Investment Adviser, Administrator,               Funds for providing investment
Shareholder and Fund Servicing                   advisory and other services.
Agent and Custodian
The Chase Manhattan Bank                         This report is submitted for the general
                                                 information of the shareholders of
                                                 the funds. It is not authorized for
Distributor                                      distribution to prospective investors
Vista Fund Distributors, Inc.                    in the funds unless preceded or
                                                 accompanied by a prospectus.
Transfer Agent
DST Systems, Inc.           .                    The financial information in this
                                                 report has been taken from the
Legal Counsel                                    books and records of the funds
Simpson Thacher & Bartlett                       without examination by independent
                                                 accountants, who express no
Independent Accountants                          opinion thereto.
PricewaterhouseCoopers LLP
                                                 To obtain a prospectus for any
                                                 of the Chase Vista Funds, call
Chase Vista Funds are distributed by             1-800-34-VISTA. The prospectus
Vista Fund Distributors, Inc., which is          contains more complete information,
unaffiliated with The Chase Manhattan            including charges and expenses.
Bank. Chase and its respective affiliates        Please read it carefully before you
receive compensation from Chase Vista            invest or send money.



(C) The Chase Manhattan Corporation, 1999, 2000. All Rights Reserved.  June 1999


[CHASE VISTA FUNDS(SM) LOGO]
Chase Vista Funds Fulfillment Center
393 Manley Street
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